                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-3850

Exact name of registrant as specified in charter:  Delaware Group Tax-Free Fund

Address of principal executive offices:

2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:

Richelle S. Maestro, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant's telephone number, including area code:  (800) 523-1918

Date of fiscal year end: August 31

Date of reporting period: August 31, 2003

Item 1.  Reports to Stockholders

         The Registrant's shareholder reports are combined with the shareholder reports of other investment company registrants. This Form N-CSR pertains to the Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund and Delaware Tax-Free Insured Fund of the Registrant and the Delaware National High-Yield Municipal Bond Fund, a series of Voyageur Mutual Funds, information on which is included in the following shareholder report.

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)

FIXED INCOME






Annual Report 2003
--------------------------------------------------------------------------------
              DELAWARE TAX-FREE USA FUND

              DELAWARE TAX-FREE INSURED FUND

              DELAWARE TAX-FREE USA INTERMEDIATE FUND

              DELAWARE NATIONAL HIGH-YIELD MUNICIPAL BOND FUND























[LOGO] POWERED BY RESEARCH.(SM)

Table
  OF CONTENTS
-----------------------------------------------------------------
PORTFOLIO MANAGEMENT REVIEW                                     1
-----------------------------------------------------------------
PERFORMANCE SUMMARIES
    Delaware Tax-Free USA Fund                                  4
    Delaware Tax-Free Insured Fund                              5
    Delaware Tax-Free USA Intermediate Fund                     6
    Delaware National High-Yield
      Municipal Bond Fund                                       7
-----------------------------------------------------------------
FINANCIAL STATEMENTS:
    Statements of Net Assets                                    8
    Statement of Assets and Liabilities                        22
    Statements of Operations                                   23
    Statements of Changes in Net Assets                        24
    Financial Highlights                                       26
    Notes to Financial Statements                              38
-----------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS                                 43
-----------------------------------------------------------------
BOARD OF TRUSTEES/OFFICERS                                     44
-----------------------------------------------------------------















    Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

    Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2003 Delaware Distributors, L.P.

Portfolio                                       Delaware National Tax-Free Funds
  MANAGEMENT REVIEW                             September 10, 2003




Fund Managers

Patrick P. Coyne
Chief Investment Officer -- Fixed Income

M. L. Conery
Senior Portfolio Manager

Joseph R. Baxter
Portfolio Manager
Delaware Tax-Free USA Fund
Delaware Tax-Free USA Intermediate Fund

Q: Please describe the overall bond market conditions during the fiscal year.
A: All bond fund performance occurred against a backdrop of much lower short-term rates throughout the markets, anchored by Federal Reserve interest rate cuts that left the fed funds rate at 1%. One-year, AAA-rated municipal bonds began the fiscal year yielding 1.40% and finished at 1.05% on August 31, 2003 (Source: Municipal Market Data).

As short-term yields decreased, longer-term (10- and 30-year) yields increased, causing the yield curve to steepen slightly. 30-year AAA-rated general obligation bonds, for example, began the period yielding 4.89% and ended the period at 5.02%, in part because the Fed concluded that it does not plan to buy long bonds directly at this time. The yield curve also steepened because investors seemed to anticipate an improving U.S. economy.

Though some states saw their credit ratings improve, a number of states experienced downgraded credit ratings. This was likely due to weak national and regional economies, poor equity market performance, and decreased tax revenues. States have faced unprecedented revenue shortfalls, budget gaps, and increased social service obligations in a period of elevated unemployment and high debt levels in some states.

The past two years have experienced soaring bond supply, as municipalities refinanced older, more expensive debt at lower rates. Municipalities have also seen less tax revenue since the U.S. economic downturn, and so have been more likely to finance some projects, conserving their cash. This story continued through the first seven months of 2003. In August, however, rates jumped, and the markets saw a 31 percent reduction in new bond issuance. Despite this one month decline, year-to-date issuance was up 13 percent as of the end of August (Source: Thomson Financial).

Delaware Tax-Free USA Fund

Q: How did Delaware Tax-Free USA Fund perform during the fiscal year?
A: Delaware Tax-Free USA Fund returned +3.84% (Class A shares at net asset value with distributions reinvested) for the fiscal year ended August 31, 2003. It outperformed its benchmark (the Lehman Brothers Municipal Bond Index), which gained +3.14%. Its performance also bested the Fund's peer group, as represented by the 304 funds of the Lipper General Municipal Debt Funds Average, which returned +2.12% for the same period.

Q: What strategies contributed to Fund performance?
A: As rates climbed, we sold some lower-coupon bonds, particularly those that involved a tax loss. That has allowed us to reinvest at a higher coupon level, which should provide a better payout and allow us to offset Fund gains.

We took advantage of opportunities where we perceived relative value, such as in specialty states like California that saw periods of heavy supply. We intend to sell certain California bonds when we believe the supply is reduced and there is heavy buyer demand.

We slightly extended average maturity and duration throughout the fiscal year. Duration is a common measure of a bond's or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.

Q: What activity contributed to performance?
A: We found value in AA- and A-rated hospital bonds. We were particularly happy to find these issues, as the healthcare sector once again experienced more credit downgrades than upgrades, reflecting additional debt, operational stress, and diminished liquidity. Even so, many healthcare facilities have demonstrated improved operations in our opinion. Your Fund's largest healthcare positions include Cleveland Clinic Health Systems and South Carolina's Bon Secours Health System.

Q: What activity detracted from performance?
A: We sold airline bonds because we saw an increased risk to credit quality and performance as conditions in the industry continued to weaken, as they have since the aftermath of September 11. We sold positions backed by leases from Continental Airlines and American Airlines at prices slightly below our original cost basis. We feel, however, that pruning these holdings from the Fund will ultimately be to shareholders' advantage.

Delaware Tax-Free Insured Fund

Q: How did Delaware Tax-Free Insured Fund perform during the fiscal year?
A: The Fund gained +3.02% (Class A shares at net asset value with distributions reinvested) for the fiscal year ended August 31, 2003, slightly below the +3.14% gained by its benchmark, the Lehman Brothers Municipal Bond Index. The Fund outperformed its peer group as represented by the 50 funds composing the Lipper Insured Municipal Debt Funds Average, which returned +2.30% for the same period.

Q: What strategies contributed to Fund performance?
A: As rates climbed, we sold some lower-coupon bonds, particularly those that involved a tax loss. This allowed us to reinvest at a higher coupon rate, which should provide a better regular payout and allow us to offset capital gains in the Fund.

We took advantage of opportunities where we perceived relative value, such as in specialty states like California that saw periods of heavy supply. We intend to sell certain California bonds when we believe the supply is reduced and there is heavy buyer demand.

We slightly shortened average maturity and duration during the fiscal year in response to the movement of funds in our peer group. Duration is a common measure of a bond's or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.

The Fund kept roughly 86 percent of its holdings in AAA-rated paper, with smaller amounts in AA-, A-, and BBB-rated debt.

Q: What activity contributed to performance?
A: We found value in the investor-owned utilities and multi family housing sectors. As stated above, we took particular advantage of relative value opportunities in specialty states when we felt that the risk/reward profile of using the strategy was favorable. In some cases, we were able to buy attractively valued bonds when supply was plentiful, intending to collect the coupon for a time and then resell the bonds for a profit when the market has shifted toward decreased supply and increased demand.

Q: What activity detracted from performance?
A: We eliminated our airline revenue bond backed by American Airlines at a net loss. We believe that airlines are at risk for further underperformance, and thus used our proceeds from the sale to look at new opportunities.

Delaware Tax-Free USA Intermediate Fund

Q: How did Delaware Tax-Free USA Intermediate Fund perform during the fiscal year?
A: The Fund returned +3.89% (Class A shares at net asset value with distributions reinvested) for the fiscal year ended August 31, 2003. It equaled its benchmark, the Merrill Lynch 3-7 Year Municipal Bond Index, which gained +3.89%, and surpassed the 150 funds of its peer group, as represented by the Lipper Intermediate Municipal Debt Fund Average, which gained +2.48% for the same period.


Q: What strategies did you pursue during the fiscal year?
A: As rates climbed we sold some lower-coupon bonds, particularly those that involved a tax loss. This action allowed us to reinvest at a higher coupon rate, which should provide a better payout and allow us to offset capital gains in the Fund.

We took advantage of relative value opportunities, watching for periods of heavy supply in specialty states such as California. We intend to sell these bonds when we believe the supply has dried up and there is heavy buyer demand.

Our numbers show a slightly shortened average maturity and duration. Duration is a common measure of a bond's or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates. The Fund's duration, however, should be viewed in light of new cash flows. Cash has a zero duration until it is invested, thereby skewing the duration figure. We intend to invest this new cash in longer-term debt.

Q: What activity contributed to performance?
A: Healthcare was the year's best performer on a total return basis; we increased holdings in this sector by 8 percent. Higher education, which also increased by 8 percent, showed average performance, but we hope it will do well in the future.

We took advantages of attractive, A- or AA-rated yield opportunities and moved toward higher credit quality in the hospital sector.

Also of note, we declined to purchase positions in tobacco bonds. We were concerned by ongoing litigation risk on this debt, which is backed by state tobacco settlements. We believed that in most cases there was more supply than demand for these bonds.

Delaware National High-Yield Municipal Bond Fund

Q: How did Delaware High-Yield Municipal Bond Fund perform during the fiscal year?
A: Your Fund returned +3.13% (Class A shares at net asset value with distributions reinvested) for the fiscal year ended August 31, 2003. The Fund slightly underperformed its benchmark, the Lehman Brothers Municipal Bond Index, which rose +3.14%. However, the Fund bested its peer group as represented by the Lipper High-Yield Municipal Debt Funds Average, which returned +2.74% for the same period.

Q: What strategies did you pursue during the fiscal year?
A: As rates climbed, we sold some lower-coupon bonds, particularly those that involved a tax loss. This action allowed us to reinvest at a higher level, which may provide a better payout moving forward.

We extended average maturity and duration somewhat in response to overall market conditions, which suggest better future performance on the long end of the yield curve. Duration is a common measure of a bond's or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.

Your Fund's average credit quality has held stable at mid-BBB.

Q: What activity contributed positively to performance?
A: We saw good municipal bond supply in higher education and healthcare sectors, and increased your Fund's positions in these sectors from 14 percent to 20 percent of total net assets, and from 11 percent to 20 percent, respectively. Healthcare especially rewarded the Fund with strong price performance.

Concerned by ongoing litigation risk, we decided against acquiring debt backed by state tobacco settlements. We also believe supply is outpacing demand for these issues.


Q: What activity detracted from performance?
A: We trimmed positions in airline bonds, including those issued by American Airlines, Continental Airlines, and Northwest Airlines. Though these sales detracted from short-term performance, we believe it will ultimately be to the Fund's benefit to avoid issues from the airline industry, which has suffered since September 11.

Delaware
  TAX-FREE USA FUND

Fund Basics
As of August 31, 2003
-------------------------------------
Fund Objective:
The Fund seeks as high a level of
current interest income exempt from
federal income tax as is available
from municipal obligations as is
consistent with prudent investment
management and preservation of
capital.
-------------------------------------
Total Fund Net Assets:
$497.48 million
-------------------------------------
Number of Holdings:
132
-------------------------------------
Fund Start Date:
January 11, 1984
-------------------------------------
Your Fund Managers:
Patrick P. Coyne joined Delaware in
1990 and earned his bachelor's
degree from Harvard University and
MBA from the University of
Pennsylvania's Wharton School.

M. L. Conery joined Delaware in
1997 and holds a bachelor's degree
from Boston University and an MBA
from the State University of New
York at Albany.

Joe Baxter is a graduate of LaSalle
University and joined Delaware in
1999.
-------------------------------------
Nasdaq Symbols:
Class A  DMTFX
Class B  DTFCX
Class C  DUSCX

Fund Performance
Average Annual Total Returns
Through August 31, 2003        Lifetime          10 Years          Five Years         One Year
----------------------------------------------------------------------------------------------
Class A (Est. 1/11/84)
Excluding Sales Charge          +7.93%            +4.64%             +4.13%            +3.84%
Including Sales Charge          +7.68%            +4.15%             +3.17%            -0.82%
----------------------------------------------------------------------------------------------
Class B (Est. 5/2/94)
Excluding Sales Charge          +4.17%                               +3.31%            +3.03%
Including Sales Charge          +4.17%                               +3.06%            -0.93%
----------------------------------------------------------------------------------------------
Class C (Est. 11/29/95)
Excluding Sales Charge          +3.74%                               +3.31%            +3.03%
Including Sales Charge          +3.74%                               +3.31%            +2.04%
----------------------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free USA Fund beginning August 1, 2001. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Performance of a $10,000 Investment
August 31, 1993 through August 31, 2003


                   Delaware Tax-Free                     Lehman Brothers
                       USA Fund                        Municipal Bond Index
Aug-93                   $9,550                               $10,000
Aug-94                   $9,692                               $10,014
Aug-95                  $10,345                               $10,902
Aug-96                  $10,543                               $11,474
Aug-97                  $11,365                               $12,534
Aug-98                  $12,260                               $13,618
Aug-99                  $11,903                               $13,692
Aug-00                  $12,510                               $14,614
Aug-01                  $13,786                               $16,106
Aug-02                  $14,457                               $17,102
Aug-03                  $15,009                               $17,639


Chart assumes $10,000 invested on August 31, 1993 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Delaware
  TAX-FREE INSURED FUND

Fund Basics
As of August 31, 2003
-----------------------------------------------------
Fund Objective:
The Fund seeks as high a level of current
interest income exempt from federal income tax
as is available from municipal obligations as is
consistent with prudent investment
management and preservation of capital.
-----------------------------------------------------
Total Fund Net Assets:
$66.69 million
-----------------------------------------------------
Number of Holdings:
39
-----------------------------------------------------
Fund Start Date:
March 25, 1985
-----------------------------------------------------
Your Fund Managers:
Patrick P. Coyne
M. L. Conery
-----------------------------------------------------
Nasdaq Symbols:
Class A  DMFIX
Class B  DTXBX
Class C  DTXCX

Fund Performance
Average Annual Total Returns
Through August 31, 2003                                       Lifetime    10 Years    Five Years  One Year
----------------------------------------------------------------------------------------------------------
Class A (Est. 3/25/85)
Excluding Sales Charge                                         +6.99%      +4.85%       +4.45%      +3.02%
Including Sales Charge                                         +6.72%      +4.36%       +3.49%      -1.62%
----------------------------------------------------------------------------------------------------------
Class B (Est. 5/2/94)
Excluding Sales Charge                                         +4.55%                   +3.63%      +2.22%
Including Sales Charge                                         +4.55%                   +3.38%      -1.73%
----------------------------------------------------------------------------------------------------------
Class C (Est. 11/29/95)
Excluding Sales Charge                                         +4.12%                   +3.63%      +2.22%
Including Sales Charge                                         +4.12%                   +3.63%      +1.24%
----------------------------------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The performance table and graph do not
reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Performance of a $10,000 Investment
August 31, 1993 through August 31, 2003


                   Delaware Tax-Free                     Lehman Brothers
                     Insured Fund                      Municipal Bond Index
Aug-93                  $9,550                               $10,000
Aug-94                  $9,601                               $10,014
Aug-95                 $10,209                               $10,902
Aug-96                 $10,605                               $11,474
Aug-97                 $11,460                               $12,534
Aug-98                 $12,314                               $13,618
Aug-99                 $12,130                               $13,692
Aug-00                 $12,798                               $14,614
Aug-01                 $14,117                               $16,106
Aug-02                 $14,861                               $17,102
Aug-03                 $15,324                               $17,639




Chart assumes $10,000 invested on August 31, 1993 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Delaware
  TAX-FREE USA INTERMEDIATE FUND

Fund Basics
As of August 31, 2003
-----------------------------------------------------
Fund Objective:
The Fund seeks as high a level of current
interest income exempt from federal income tax
as is available from municipal obligations as is
consistent with prudent investment
management and preservation of capital.
-----------------------------------------------------
Total Fund Net Assets:
$66.56 million
-----------------------------------------------------
Number of Holdings:
64
-----------------------------------------------------
Fund Start Date:
January 7, 1993
-----------------------------------------------------
Your Fund Managers:
Patrick P. Coyne
M. L. Conery
Joseph R. Baxter
-----------------------------------------------------
Nasdaq Symbols:
Class A  DMUSX
Class B  DUIBX
Class C  DUICX

Fund Performance
Average Annual Total Returns
Through August 31, 2003                                      Lifetime    10 Years   Five Years    One Year
----------------------------------------------------------------------------------------------------------
Class A (Est. 1/17/93)
Excluding Sales Charge                                         +5.81%      +5.21%       +5.05%      +3.89%
Including Sales Charge                                         +5.53%      +4.92%       +4.48%      +1.05%
----------------------------------------------------------------------------------------------------------
Class B (Est. 5/2/94)
Excluding Sales Charge                                         +4.76%                   +4.17%      +3.02%
Including Sales Charge                                         +4.76%                   +4.17%      +1.02%
----------------------------------------------------------------------------------------------------------
Class C (Est. 11/29/95)
Excluding Sales Charge                                         +4.48%                   +4.17%      +3.02%
Including Sales Charge                                         +4.48%                   +4.17%      +2.02%
----------------------------------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 2.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 2% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free USA Intermediate Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Performance of a $10,000 Investment
August 31, 1993 through August 31, 2003



               Delaware Tax-Free                    Merrill Lynch 3-7 Year
             USA Intermediate Fund                   Municipal Bond Index
Aug-93                $9,725                                $10,000
Aug-94                $9,928                                $10,188
Aug-95               $10,566                                $10,877
Aug-96               $11,043                                $11,279
Aug-97               $11,769                                $11,990
Aug-98               $12,618                                $12,828
Aug-99               $12,655                                $13,134
Aug-00               $13,373                                $13,830
Aug-01               $14,712                                $15,190
Aug-02               $15,645                                $16,206
Aug-03               $16,310                                $16,836



Chart assumes $10,000 invested on August 31, 1993 and includes the effect of a 2.75% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Merrill Lynch 3-7 Year Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds with maturities of three to seven years. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Delaware
  NATIONAL HIGH-YIELD MUNICIPAL BOND FUND

Fund Basics
As of August 31, 2003
-----------------------------------------------------
Fund Objective:
The Fund seeks a high level of current income
exempt from federal income tax primarily
through investment in medium- and lower-grade
municipal obligations.
-----------------------------------------------------
Total Fund Net Assets:
$81.65 million
-----------------------------------------------------
Number of Holdings:
82
-----------------------------------------------------
Fund Start Date:
September 22, 1986
-----------------------------------------------------
Your Fund Managers:
Patrick P. Coyne
M. L. Conery
-----------------------------------------------------
Nasdaq Symbols:
Class A  CXHYX
Class B  DVNYX
Class C  DVHCX

Fund Performance
Average Annual Total Returns
Through August 31, 2003                                      Lifetime    10 Years   Five Years    One Year
----------------------------------------------------------------------------------------------------------
Class A (Est. 9/22/86)
Excluding Sales Charge                                         +6.76%      +5.33%       +3.46%      +3.13%
Including Sales Charge                                         +6.47%      +4.84%       +2.51%      -1.52%
----------------------------------------------------------------------------------------------------------
Class B (Est. 12/18/96)
Excluding Sales Charge                                         +4.15%                   +2.70%      +2.36%
Including Sales Charge                                         +4.15%                   +2.45%      -1.56%
----------------------------------------------------------------------------------------------------------
Class C (Est. 5/26/97)
Excluding Sales Charge                                         +3.95%                   +2.69%      +2.35%
Including Sales Charge                                         +3.95%                   +2.69%      +1.37%
----------------------------------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware National High-Yield Municipal Bond Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Performance of a $10,000 Investment
August 31, 1993 through August 31, 2003

                  Delaware National                   Lehman Brothers
              High-Yield Municipal Fund            Municipal Bond Index
Aug-93              $9,550                                $10,000
Aug-94              $9,718                                $10,014
Aug-95             $10,472                                $10,902
Aug-96             $11,228                                $11,474
Aug-97             $12,375                                $12,534
Aug-98             $13,506                                $13,618
Aug-99             $13,652                                $13,692
Aug-00             $13,902                                $14,614
Aug-01             $15,128                                $16,106
Aug-02             $15,522                                $17,102
Aug-03             $15,956                                $17,639


Chart assumes $10,000 invested on August 31, 1993 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statements                                            Delaware Tax-Free USA Fund
  OF NET ASSETS                                       August 31, 2003


                                                       Principal       Market
                                                        Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds - 96.55%
--------------------------------------------------------------------------------
Airline Revenue Bonds - 2.50%
  Kenton County, Kentucky Airport Board
    Revenue (Delta Airlines, Inc.)
    Series A 7.50% 2/1/12 (AMT)                       $ 5,000,000   $ 4,644,200
    Series B 7.25% 2/1/22                               3,750,000     3,276,412
  Minneapolis/St. Paul, Minnesota
    Metropolitan Airports Commission
    Special Facilities Revenue
    (Northwest Airlines, Inc.)
    Series A 7.00% 4/1/25 (AMT)                         1,300,000     1,079,156
  New Jersey Economic Development
    Authority Special Facility Revenue
    (Continental Airlines, Inc.)
    6.25% 9/15/29 (AMT)                                 2,500,000     1,956,650
  Tulsa, Oklahoma Municipal Airport
    Trust Revenue (American Airlines
    Corp.) 7.35% 12/1/11                                2,250,000     1,462,522
                                                                    -----------
                                                                     12,418,940
                                                                    -----------
Airport Revenue Bonds - 3.98%
  Capital Trust Agency Florida Revenue
    (Orlando/Cargo Project) 6.75% 1/1/32                2,000,000     1,869,940
  Dallas-Fort Worth, Texas International
    Airport Revenue Series A
    5.00% 11/1/32 (AMBAC) (AMT)                        10,000,000     9,520,700
  Grapevine, Texas Industrial Development
    Corporate Revenue (Air Cargo)
    6.50% 1/1/24 (AMT)                                    920,000       941,666
  Houston, Texas Industrial Development
    Corporate Revenue (Air Cargo)
    6.375% 1/1/23 (AMT)                                 2,000,000     2,026,440
  Metropolitan Washington DC Airport
    Authority System Series A
    5.25% 10/1/32 (FGIC) (AMT)                          3,000,000     2,993,190
  Miami-Dade County, Florida Aviation
    Revenue (Miami International Airport)
    5.375% 10/1/32 (FGIC) (AMT)                         1,000,000     1,009,250
  Northwest Arkansas Regional Airport
    Authority Revenue
    5.375% 2/1/27 (ACA)                                 1,450,000     1,432,803
                                                                    -----------
                                                                     19,793,989
                                                                    -----------
City General Obligation Bonds - 3.35%
  New York City, New York
    Series H 6.125% 8/1/25                              4,960,000     5,407,987
    Series I 5.125% 3/1/23                              5,875,000     5,860,606
    Series J 5.25% 6/1/28                               5,400,000     5,388,390
                                                                    -----------
                                                                     16,656,983
                                                                    -----------
Continuing Care/Retirement Revenue Bonds - 1.69%
  Cass County, North Dakota Health
    Facilities Revenue (Catholic
    Health-Villa Nazareth Project)
    6.25% 11/15/14                                      1,000,000     1,023,630
  +Delaware County, Pennsylvania
    Authority Revenue
    (Main Line & Haverford Nursing and
    Rehabilitation Center) 9.00% 8/1/22                 1,860,000     1,114,977
  Gainesville & Hall County, Georgia
    Development Authority Revenue
    (Lanier Village Estates) Series C
    7.25% 11/15/29                                      1,000,000       980,320

                                                       Principal       Market
                                                        Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Continuing Care/Retirement Revenue Bonds (continued)
  Grand Forks, North Dakota Senior
    Housing Revenue (4000 Valley
    Square Project) 6.25% 12/1/34                     $ 2,000,000   $ 1,661,420
  Lucas County, Ohio Health Care Facility
    Revenue (Sunset Retirement
    Communities) Series A
    6.625% 8/15/30                                      2,000,000     2,078,780
  Waukesha, Wisconsin Housing Authority
    (Westgrove Woods) Series A
    6.00% 12/1/31 (GNMA) (AMT)                          1,500,000     1,525,470
                                                                    -----------
                                                                      8,384,597
                                                                    -----------
Convention Center Revenue Bonds - 0.29%
  Denver, Colorado Convention Center
    Series A 5.00% 12/1/33 (XLCA)                       1,500,000     1,457,730
                                                                    -----------
                                                                      1,457,730
                                                                    -----------
Corporate-Backed Revenue Bonds - 6.13%
  Alliance, Texas Airport Authority Special
    Facilities Revenue (Federal Express
    Corp.) 6.375% 4/1/21 (AMT)                          2,000,000     2,092,880
  Ashland, Kentucky Sewer & Solid Waste
    Revenue (Ashland, Inc.)
    7.125% 2/1/22 (AMT)                                 5,000,000     5,260,550
  Columbus, Kansas Industrial Revenue
    (ACE Electrical Acquisition)
    7.00% 8/1/17 (AMT)                                    800,000       460,416
  Indianapolis, Indiana Airport Authority
    Revenue (Federal Express Corp.
    Project) 7.10%1/15/17 (AMT)                         7,800,000     8,211,840
  Pennsylvania Economic Development
    Financing Authority Wastewater
    Treatment Revenue (Sun Co. Inc.
    -R & M Project) Series A
    7.60% 12/1/24 (AMT)                                 5,000,000     5,261,650
  Phenix County, Alaska Industrial
    Development Board Environmental
    Improvement Revenue (Mead
    Westvaco Corp.) Series A
    6.35% 5/15/35 (AMT)                                 3,000,000     3,037,620
  Puerto Rico Industrial, Medical &
    Environmental Pollution Control
    Facilities Financing Authority Revenue
    (PepsiCo, Inc. Project) 6.25% 11/15/13              1,250,000     1,314,188
  Richmond County, Georgia Development
    Authority Environmental Improvement
    Revenue (International Paper Co.)
    Series B 5.95% 11/15/25 (AMT)                       5,000,000     4,873,300
                                                                    -----------
                                                                     30,512,444
                                                                    -----------
Dedicated Tax & Fees Revenue Bonds - 5.57%
  Bi-State Development Agency Missouri,
    Illinois Metropolitan District
    (Metrolink Cross County Project)
    Series B 5.00% 10/1/32 (FSA)                        1,500,000     1,494,915
  Jacksonville, Florida Sales Tax Revenue
    5.00% 10/1/30 (MBIA)                                9,500,000     9,422,955
  New York City, New York Transitional
    Finance Authority Series D
    5.00% 2/1/31                                       10,000,000     9,802,100

Statements                                            Delaware Tax-Free USA Fund
  OF NET ASSETS (CONTINUED)


                                                       Principal      Market
                                                         Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Dedicated Tax & Fees Revenue Bonds (continued)
  Southeast Wisconsin Professional
    Baseball Park District Sales Tax
    Revenue Series A
    5.50% 12/15/26 (MBIA)                             $ 5,500,000   $ 5,934,940
  Truth or Consequences, New Mexico
    Gross Receipts Tax Revenue
    6.30% 7/1/16                                        1,000,000     1,043,470
                                                                    -----------
                                                                     27,698,380
                                                                    -----------
Escrowed to Maturity Bonds - 5.34%
  Louisiana Public Facilities Authority
    Hospital Revenue (Southern Baptist
    Hospital, Inc.) 8.00% 5/15/12                       6,695,000     8,210,279
  Oklahoma State Turnpike Authority
    Revenue (First Senior) 6.00% 1/1/22                13,535,000    15,544,812
  Virgin Islands Public Finance Authority
    Revenue Series A 7.30% 10/1/18                      2,200,000     2,812,282
                                                                    -----------
                                                                     26,567,373
                                                                    -----------
Higher Education Revenue Bonds - 8.45%
  California Educational Facilities Authority
    Revenue (University of South California)
    Series A 5.00% 10/1/33                              8,000,000     7,871,200
  Illinois Educational Facilities Authority
    Student Housing Revenue
    (Educational Advancement
    Fund-University Center Project)
    6.25% 5/1/30                                        5,000,000     5,059,100
  Maryland State Economic Development
    Corporation, Student Housing Revenue
    (University of Maryland College Park
    Project) 5.625% 6/1/35                              1,125,000     1,072,519
  Massachusetts State Health &
    Educational Facilities Authority
    Revenue (Nichols College) Series C
    6.00% 10/1/17                                       1,000,000       919,220
    6.125% 10/1/29                                      1,400,000     1,208,536
  New Hampshire Higher Educational &
    Health Facilities Authority Revenue
    (New Hampton School Issue)
    5.375% 10/1/28                                      3,070,000     2,731,778
++New York State Dormitory Authority
    Revenues (Drivers-107) Inverse
    Floater 10.328% 5/15/15 (MBIA)                     10,500,000    13,279,770
  Oregon Health Sciences University
    Revenue Series A 5.00% 7/1/32 (MBIA)                1,000,000       998,420
  Payne County, Oklahoma Economic
    Development Authority Student
    Housing Revenue (Collegiate Housing
    Foundation-Oklahoma State University)
    Series A 6.375% 6/1/30                              4,000,000     4,706,840
  University of California Revenues
    Series A 5.00% 5/15/33 (AMBAC)                      3,250,000     3,197,838
  Vermont University & State Agriculture
    College 5.125% 10/1/37 (AMBAC)                      1,000,000     1,002,260
                                                                    -----------
                                                                     42,047,481
                                                                    -----------
Hospital Revenue Bonds - 11.22%
  Cando, North Dakota Nursing Facility
    Revenue (Towner County Medical
    Center Project) 7.125% 8/1/22                       1,000,000     1,009,960

                                                       Principal      Market
                                                         Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Hospital Revenue Bonds (continued)
  Chatham County, Georgia Hospital
    Authority Revenue
    (Memorial Health Medical Center)
    Series A 6.125% 1/1/24                            $ 1,000,000   $ 1,053,210
  Cuyahoga County, Ohio Revenue
    (Cleveland Clinic Health Systems)
    Series A 5.50% 1/1/29                               9,800,000     9,877,028
  Harris County, Texas Health Facilities
    Development Corporation Revenue
    (St. Luke's Episcopal Hospital)
    5.125% 2/15/32                                      2,250,000     2,149,515
  Henrico County, Virginia Economic
    Development Authority Revenue
    (Bon Secours Health System, Inc.)
    Series A 5.60% 11/15/30                             2,000,000     2,024,920
  Illinois Health Facilities Authority
    Revenue (Elmhurst Memorial
    Healthcare) 5.625%1/1/28                            2,000,000     1,971,160
  Macomb County, Michigan Hospital
    Finance Authority Revenue
    (Mt. Clemens General Hospital)
    Series B 5.875% 11/15/34                            5,000,000     4,723,800
  Maryland State Health & Higher
    Educational Facilities Authority
    Revenue (Sheppard Pratt)
    Series A 5.25% 7/1/35                               2,250,000     2,217,645
  Michigan State Hospital Finance
    Authority Revenue
    (Ascension Health Credit Group)
    Series B 5.25% 11/15/26                             3,500,000     3,451,210
    (Oakwood Obligation Group)
    Series A 5.75% 4/1/32                               2,500,000     2,558,100
    (Trinity Health Credit)
    Series C 5.375% 12/1/30                             6,000,000     6,012,480
  Montgomery County, Pennsylvania
    Higher Education & Health Authority
    Hospital Revenue (Abington Memorial
    Hospital) Series A 5.125% 6/1/32                      800,000       755,192
  New York State Dormitory Authority
    Revenue (North Shore Long Island
    Jewish Group) 5.50% 5/1/33                            500,000       502,940
  South Carolina Jobs Economic
    Development Authority Revenue
    (Bon Secours Health System, Inc.)
    Series A 5.625% 11/15/30                            9,000,000     8,924,850
  South Miami, Florida Health Facilities
    Authority Hospital Revenue
    (Baptist Health South Florida Group)
    5.25% 11/15/33                                      4,000,000     3,907,840
  Tangipahoa Parish, Louisiana Hospital
    Service District #1 Hospital Revenue
    (North Oaks Medical Center Project)
    Series A 5.00% 2/1/30                               5,000,000     4,676,700
                                                                    -----------
                                                                     55,816,550
                                                                    -----------
Investor Owned Utilities Revenue Bonds - 13.26%
  Brazos, Texas River Authority Pollution
    Revenue (TXU Energy Co. Project)
    Series B 6.30% 7/1/32 (AMT)                         3,500,000     3,467,450

Statements                                           Delaware Tax-Free USA Fund
    OF NET ASSETS (CONTINUED)


                                                       Principal      Market
                                                         Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Investor Owned Utilities Revenue Bonds (continued)
  Claiborne County, Mississippi Pollution
    Control Revenue (System Energy
    Resources, Inc. Project) 7.30% 5/1/25             $ 3,000,000   $ 3,010,800
  Clark County, Nevada Industrial
    Development Revenue (Nevada Power
    Co. Project) Series C 7.20% 10/1/22                 8,000,000     8,034,640
  Luzerne County, Pennsylvania Industrial
    Development Authority (Pennsylvania
    Gas & Water Co. Project) Series A
    7.00% 12/1/17 (AMBAC) (AMT)                         4,000,000     4,324,600
  Midland County, Michigan Economic
    Development Subordinate Limited
    Obligation (Midland Congeneration)
    Series A 6.875% 7/23/09 (AMT)                       3,050,000     3,025,752
  Mississippi Business Finance
    Corporation Pollution Control Revenue
    (System Energy Resources, Inc.
    Project) 5.90% 5/1/22                               3,000,000     2,959,650
  Petersburg, Indiana Pollution
    Control Revenue (Indianapolis
    Power & Light Co. Project)
    6.375% 11/1/29 (AMT)                                4,250,000     3,876,043
    6.625% 12/1/24                                      4,500,000     4,571,955
  Port Morrow, Oregon Pollution Control
    Revenue (Portland General)
    5.20% 5/1/33                                        2,000,000     2,013,020
  Sabine River Authority, Texas Pollution
    Control Revenue
    (Southwestern Electric Power Co.)
    6.10% 4/1/18 (MBIA)                                 4,000,000     4,349,720
  Sweetwater County, Wyoming Pollution
    Control Revenue (Idaho Power Co.
    Project) Series A 6.05% 7/15/26                     5,000,000     5,078,100
  West Feliciana Parish, Louisiana Pollution
    Control Revenue (Gulf States Utilities
    Co. Project) Series A 7.50% 5/1/15                 20,700,000    21,271,941
                                                                    -----------
                                                                     65,983,671
                                                                    -----------
Miscellaneous Revenue Bonds - 0.70%
  Director State, Nevada Department of
    Business & Industry (Las Vegas
    Monorail Project) 2nd Tier
    7.375% 1/1/40                                       1,500,000     1,401,000
  Wisconsin Center District Tax Revenue
    (Junior Dedicated)
    5.25% 12/15/23 (FSA)                                2,000,000     2,103,760
                                                                    -----------
                                                                      3,504,760
                                                                    -----------
Multi Family Housing Revenue Bonds - 0.93%
  Carlsbad, New Mexico Housing
    Corporation Multifamily Revenue
    (Colonial Hillcrest) 7.375% 8/15/27                 1,000,000       945,920
  Milwaukee, Wisconsin Redevelopment
    Authority Multifamily Revenue
    (City Hall Square)
    6.30% 8/1/38 (FHA) (AMT)                            1,455,000     1,473,508
  North Dakota State Housing Finance
    Agency Multifamily Revenue Series A
    6.15% 12/1/17  (FNMA)                               1,300,000     1,320,709

                                                       Principal      Market
                                                         Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Multi Family Housing Revenue Bonds (continued)
  Southeastern New Mexico Affordable
    Housing Corporation Multifamily
    Revenue (Casa Hermosa Apartments)
    7.25% 12/1/27                                     $ 1,000,000    $  874,110
                                                                    -----------
                                                                      4,614,247
                                                                    -----------
Municipal Lease Revenue Bonds - 3.03%
  Alexandria, Virginia Industrial
    Development Authority Revenue
    (Institute for Defense Analyses)
    Series A 5.90% 10/1/30 (AMBAC)                      5,000,000     5,482,300
  Cudahy, Wisconsin Community
    Development Authority Lease
    Revenue 6.00% 6/1/11                                1,000,000     1,063,900
  Idaho State Building Authority Revenue
    Series A 5.00% 9/1/43 (XLCA)                        2,275,000     2,244,742
  Linn County, Kansas Certificates of
    Participation 7.25% 3/1/13 (AMT)                      350,000       340,319
  State Public School Building Authority
    Pennsylvania School Revenue Lease
    (Philadelphia School District Project)
    5.00% 6/1/33 (FSA)                                  6,000,000     5,921,760
                                                                    -----------
                                                                     15,053,021
                                                                    -----------
*Pre-Refunded Bonds - 5.54%
  Iowa Finance Authority Revenue
    (State Revolving Fund)
    Combined Series 6.25% 5/1/24-04                     1,750,000     1,829,100
  Michigan State Hospital Finance
    Authority Revenue (Genesys Health
    Systems) Series A
    7.50% 10/1/27-05                                    8,130,000     9,151,778
    8.125% 10/1/21-05                                   4,000,000     4,630,400
  Mississippi Development Bank Special
    Obligation (Madison County Hospital
    Project) 6.30% 7/1/22-09                            2,070,000     2,458,850
  New York City, New York Series H
    6.125% 8/1/25-07                                       40,000        46,112
  North Dakota State Building Authority
    Lease Revenue Series A
    6.10% 12/1/16-04 (FSA)                              1,480,000     1,572,204
  Puerto Rico Industrial, Tourist,
    Educational, Medical & Environmental
    Control Facilities (Polytechnic
    University Project) Series A
    6.50% 8/1/24-04                                     1,910,000     2,043,012
  Puerto Rico Municipal Finance Agency
    Series A 6.00% 7/1/14-04 (FSA)                      3,500,000     3,698,905
  Southeast Wisconsin Professional
    Baseball Park District Sales Tax
    Revenue 5.80% 12/15/26-07 (MBIA)                    1,000,000     1,129,190
  Wisconsin Housing Finance Authority
    Revenue 6.10% 6/1/21-17 (FHA)                         890,000     1,009,171
                                                                    -----------
                                                                     27,568,722
                                                                    -----------
Public Power Revenue Bonds - 1.24%
  Austin, Texas Revenue Subordinate
    Lien 5.25% 5/15/25 (MBIA)                           5,000,000     5,160,700
  South Carolina State Public Service
    Authority Revenue Series A
    5.125% 1/1/21 (FSA)                                 1,000,000     1,021,010
                                                                    -----------
                                                                      6,181,710
                                                                    -----------

Statements                                           Delaware Tax-Free USA Fund
  OF NET ASSETS (CONTINUED)


                                                       Principal      Market
                                                         Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Public Utility District Revenue Bonds - 3.14%
  Chelan County, Washington Public
    Utilities District #001 Consolidated
    Revenue (Chelan Hydro System)
    Series A 5.45% 7/1/37 (AMBAC) (AMT)               $ 5,000,000   $ 5,018,050
  Richmond, Virginia Pubic Utilities
    Revenue 5.00% 1/15/27 (FSA)                        10,600,000    10,602,226
                                                                    -----------
                                                                     15,620,276
                                                                    -----------
Recreational Area Revenue Bonds - 0.23%
  Santa Fe, New Mexico Municipal
    Recreation Complex Net Revenue
    5.625% 12/1/23                                      1,190,000     1,120,694
                                                                    -----------
                                                                      1,120,694
                                                                    -----------
School District General Obligation Bonds - 0.49%
  Lewisville, Texas Independent School
    District Permanent School Fund
    6.15% 8/15/21                                       2,160,000     2,424,406
                                                                    -----------
                                                                      2,424,406
                                                                    -----------
Single Family Housing Revenue Bonds - 0.99%
  New Mexico Mortgage Finance Authority
    Series B Class III 6.75% 7/1/25
    (FNMA) (GNMA)                                         670,000       679,286
    Series E 6.95% 1/1/26 (FNMA) (GNMA)                   635,000       673,398
    Series F 6.85% 1/1/21 (FNMA) (GNMA)                   430,000       446,830
  North Dakota State Housing Finance
    Agency Revenue
    Series A 6.30% 7/1/16 (AMT)                         1,110,000     1,150,038
    Series B 6.25% 1/1/17 (AMT)                         1,095,000     1,142,370
  Santa Fe, New Mexico Single Family
    Mortgage Revenue 6.20% 11/1/16
    (FNMA) (GNMA) (AMT)                                   375,000       384,491
  Tennessee Housing Development
    Agency Mortgage Finance Series B
    6.60% 7/1/25 (AMT)                                    235,000       238,276
  Utah State Housing Finance Agency
    Single Family Mortgage Series A
    7.20% 1/1/27 (FHA) (VA) (AMT)                         210,000       217,466
                                                                    -----------
                                                                      4,932,155
                                                                    -----------
State General Obligation Bonds - 2.87%
  California State
    5.00% 2/1/31 (MBIA)                                 5,000,000     4,901,050
    5.00% 2/1/33                                       10,000,000     9,364,400
                                                                    -----------
                                                                     14,265,450
                                                                    -----------
Territorial General Obligation Bonds - 3.68%
  Puerto Rico Commonwealth
    Public Improvement
    5.375% 7/1/21 (MBIA)                                   50,000        56,472
    Series A 5.125% 7/1/31                             10,000,000     9,896,900
    Series A 5.50% 7/1/19 (MBIA)                        7,500,000     8,338,050
                                                                    -----------
                                                                     18,291,422
                                                                    -----------
Territorial Revenue Bonds - 4.49%
  Puerto Rico Commonwealth Highway &
    Transportation Authority Revenue
    Series G 5.00% 7/1/42                              10,000,000     9,543,800
  Puerto Rico Commonwealth Industrial
    Development Company General
    Purpose Revenues Series B
    5.375% 7/1/16                                       1,000,000     1,055,290

                                                       Principal      Market
                                                         Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Territorial Revenue Bonds (continued)
  Puerto Rico Electric Power
    Authority Revenue
    Series II 5.25% 7/1/31                            $ 6,000,000  $  6,001,860
    Series U 6.00% 7/1/14                               2,550,000     2,681,861
  Puerto Rico Housing, Bank & Finance
    Agency Single Family Mortgage
    Revenue 6.25% 4/1/29
    (FHLMC) (FNMA) (GNMA) (AMT)                         1,240,000     1,290,456
  Puerto Rico Industrial, Tourist,
    Educational, Medical & Environmental
    Control Facilities (Hospital Auxilio
    Mutuo Obligated Group) Series A
    6.25% 7/1/24 (MBIA)                                 1,200,000     1,280,892
  Virgin Islands Water & Power Authority
    Water System Revenue 5.50% 7/1/17                     510,000       501,478
                                                                   ------------
                                                                     22,355,637
                                                                   ------------
Turnpike/Toll Road Revenue Bonds - 4.40%
  New Jersey State Highway Authority
    Garden State Parkway
    General Revenue (Senior Parkway)
    5.50% 1/1/14 (FGIC)                                 5,000,000     5,569,150
    5.50% 1/1/15 (FGIC)                                 7,310,000     8,128,428
  Ohio State Turnpike Commission
    Revenue Series A
    5.50% 2/15/24 (FGIC)                                5,000,000     5,415,200
    5.50% 2/15/26 (FGIC)                                2,590,000     2,794,636
                                                                   ------------
                                                                     21,907,414
                                                                   ------------
Water & Sewer Revenue Bonds - 3.04%
  New York City, New York Municipal
    Water Finance Authority Water &
    Sewer System Revenue Series A
    5.125% 6/15/34                                     12,000,000    12,003,240
  West Virginia State Water Development
    Authority Revenue (Loan Program III)
    Series A 6.375% 7/1/39 (AMBAC) (AMT)                2,890,000     3,135,534
                                                                   ------------
                                                                     15,138,774
                                                                   ------------
Total Municipal Bonds
  (cost $465,636,111)                                               480,316,826
                                                                   ------------
--------------------------------------------------------------------------------
**Variable Rate Demand Notes - 1.35%
--------------------------------------------------------------------------------
Hospital Revenue Bonds - 0.40%
  Cumberland, Pennsylvania Municipal
    Authority Revenue (Missiah Village
    Project) 0.87% 7/1/27
    (LOC Citizens Bank of Pennsylvania)                 2,000,000     2,000,000
                                                                   ------------
                                                                      2,000,000
                                                                   ------------
Miscellaneous Revenue Bonds - 0.95%
  Allentown, Pennsylvania Commercial &
    Industrial Development (Diocese of
    Allentown) 0.85% 12/1/29
    (LOC First Union National Bank)                     4,705,000     4,705,000
                                                                   ------------
                                                                      4,705,000
                                                                   ------------
Total Variable Rate Demand Notes
  (cost $6,705,000)                                                   6,705,000
                                                                   ------------

Statements                                           Delaware Tax-Free USA Fund
  OF NET ASSETS (CONTINUED)


--------------------------------------------------------------------------------
Total Market Value of Securities - 97.90%
  (cost $472,341,111)                                              $487,021,826
Receivables and Other Assets
  Net of Liabilities - 2.10%                                         10,455,542
                                                                   ------------
Net Assets Applicable to 44,528,572
  Shares Outstanding - 100.00%                                     $497,477,368
                                                                   ============

Net Asset Value - Delaware Tax-Free USA Fund Class A
  ($460,917,002 / 41,256,093 Shares)                                     $11.17
                                                                         ------
Net Asset Value - Delaware Tax-Free USA Fund Class B
  ($31,052,422 / 2,779,478 Shares)                                       $11.17
                                                                         ------
Net Asset Value - Delaware Tax-Free USA Fund Class C
  ($5,507,944 / 493,001 Shares)                                          $11.17
                                                                         ------

Components of Net Assets at August 31, 2003:
Shares of beneficial interest
  (unlimited authorization - no par)                               $494,012,164
Distributions in excess of net investment income                        (12,071)
Accumulated net realized loss on investments                        (11,203,440)
Net unrealized appreciation of investments                           14,680,715
                                                                   ------------
Total net assets                                                   $497,477,368
                                                                   ============

 *For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

**The interest rate shown is the rate as of August 31, 2003.

++An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of August 31, 2003.

 +Non-income producing security. Security is currently in default.

--------------------------------------------------------------------------------
Summary of Abbreviations:
ACA - Insured by American Capital Access
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Administration
FHLMC - Insured by the Federal Home Loan Mortgage Corporation
FNMA - Insured by Federal National Mortgage Association
FSA - Insured by Financial Security Assurance
GNMA - Insured by Government National Mortgage Association
LOC - Letter of Credit
MBIA - Insured by the Municipal Bond Insurance Association
VA - Insured by the Veterans Administration
XLCA - Insured by XL Capital Assurance

Net Asset Value and Offering Price per Share -
  Delaware Tax-Free USA Fund
Net asset value Class A (A)                                              $11.17
Sales charge (4.50% of offering price,
  or 4.74% of amount invested per share) (B)                               0.53
                                                                         ------
Offering price                                                           $11.70
                                                                         ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements                                       Delaware Tax-Free Insured Fund
  OF NET ASSETS (CONTINUED)                      August 31, 2003


                                                       Principal      Market
                                                         Amount       Value

--------------------------------------------------------------------------------
Municipal Bonds - 95.15%
--------------------------------------------------------------------------------
Airport Revenue Bonds - 4.48%
  Dallas-Fort Worth, Texas International
    Airport Revenue Series A
    5.00% 11/1/32 (AMBAC) (AMT)                        $  500,000   $   476,035
    5.50% 11/1/31 (FGIC) (AMT)                          1,500,000     1,516,095
  Metropolitan Washington DC Airport
    Authority System Series A
    5.25% 10/1/32 (FGIC) (AMT)                          1,000,000       997,730
                                                                    -----------
                                                                      2,989,860
                                                                    -----------
City General Obligation Bonds - 7.35%
  Melrose Park, Illinois Tax Increment
    Series B 6.00% 12/15/19 (FSA)                       1,250,000     1,400,188
  Powell, Ohio 5.50% 12/1/32 (FGIC)                     2,000,000     2,084,499
  Vancouver, Washington Limited Tax
    5.50% 12/1/25 (AMBAC)                               1,250,000     1,417,288
                                                                    -----------
                                                                      4,901,975
                                                                    -----------
Dedicated Tax & Fees Revenue Bonds - 5.40%
  Jacksonville, Florida Sales Tax Revenue
    5.00% 10/1/30 (MBIA)                                1,000,000       991,890
  New York City, New York Transitional
    Finance Authority Future Tax Secured
    Series D 5.00% 2/1/27                               1,500,000     1,478,565
  Tampa, Florida Sports Authority Revenue
    (Tampa Bay Arena Project) Sales Tax
    5.75% 10/1/20 (MBIA)                                1,000,000     1,130,570
                                                                    -----------
                                                                      3,601,025
                                                                    -----------
Higher Education Revenue Bonds - 4.81%
  Amherst, New York Industrial Agency
    Civic Facilities Revenue (UBF Faculty
    Student Housing) Series A
    5.75% 8/1/30 (AMBAC)                                1,300,000     1,395,069
  Massachusetts State Development
    Finance Agency Revenue
    (Massachusetts College of Pharmacy)
    Series C 5.75% 7/1/33                                 500,000       490,515
  Massachusetts State Industrial Finance
    Agency Revenue Higher Education
    (Clark University Project) 6.10% 7/1/16             1,250,000     1,321,763
                                                                    -----------
                                                                      3,207,347
                                                                    -----------
Hospital Revenue Bonds - 6.97%
  Cuyahoga County, Ohio Revenue
    (Cleveland Clinic Health Systems)
    Series A 5.50% 1/1/29                               1,000,000     1,007,860
  Knox County, Tennessee Health,
    Educational & Housing Facilities
    Board Hospital Revenue
    (East Tennessee Hospital Project)
    Series B 5.75% 7/1/33                               1,000,000       999,200
  Maryland State Health & Higher
    Educational Facilities Authority
    Revenue (Sheppard Pratt) Series A
    5.25% 7/1/35                                          500,000       492,810
  New Jersey Health Care Facilities
    Financing Authority Revenue Health
    Systems (Catholic Health East Project)
    Series A 5.375% 11/15/33                              900,000       891,288

                                                       Principal      Market
                                                         Amount       Value

--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Hospital Revenue Bonds (continued)
  Tangipahoa Parish, Louisiana Hospital
    Service District #1 Hospital Revenue
    (North Oaks Medical Center Project)
    Series A 5.00% 2/1/25                              $1,330,000   $ 1,258,685
                                                                    -----------
                                                                      4,649,843
                                                                    -----------
Investor Owned Utilities Revenue Bonds - 15.62%
  Forsyth, Montana Pollution Control
    Revenue (Puget Sound Energy)
    Series A 5.00% 3/1/31 (AMBAC)                       1,000,000       991,870
  Luzerne County, Pennsylvania Industrial
    Development Authority Exempt
    Facilities (Pennsylvania
    Gas & Water Co. Project) Series A
    7.00% 12/1/17 (AMBAC) (AMT)                         1,000,000     1,081,150
  Mason County, West Virginia Pollution
    Control Revenue (Appalachian
    Power Co. Project) Series K
    6.05% 12/1/24 (AMBAC)                               3,000,000     3,300,240
  Petersburg, Indiana Pollution Control
    Revenue (Indianapolis Power & Light
    Co. Project) 6.375% 11/1/29 (AMT)                     750,000       684,008
  Salem County, New Jersey Industrial
    Pollution Control Financing Authority
    (Public Service Electric & Gas Co.)
    Series D 6.55% 10/1/29 (MBIA)                       3,600,000     3,850,847
  South Carolina Jobs Economic
    Development Authority Industrial
    Revenue (South Carolina Electric &
    Gas Co. Project) Series B
    5.45% 11/1/32 (AMBAC) (AMT)                           500,000       506,005
                                                                    -----------
                                                                     10,414,120
                                                                    -----------
Multi Family Housing Revenue Bonds - 9.14%
  Franklin County, Ohio Multi Family
    Revenue (Alger Green) Series A
    5.80% 5/20/44 (GNMA) (AMT)                          1,150,000     1,171,310
  Illinois Development Finance Authority
    Revenue (Section 8) Series A
    5.80% 7/1/28 (FHA) (MBIA)                           2,790,000     2,869,040
  Illinois Housing Development Authority
    Multi Family Revenue
    (Crystal Lake Preservation)
    Series A-1 5.80% 12/20/41 (GNMA)                    2,000,000     2,055,160
                                                                    -----------
                                                                      6,095,510
                                                                    -----------
Municipal Lease Revenue Bonds - 1.64%
  Alexandria, Virginia Industrial
    Development Authority Revenue
    (Institute for Defense Analyses)
    Series A 5.90% 10/1/30 (AMBAC)                      1,000,000     1,096,460
                                                                    -----------
                                                                      1,096,460
                                                                    -----------
*Pre-Refunded Bonds - 15.24%
  Michigan State Hospital Finance
    Authority Revenue (Genesys Health
    Systems) Series A 7.50% 10/1/27-05                  1,500,000     1,688,520
  Regional Transportation Authority
    Illinois Revenue Series D
    6.75% 6/1/25-04 (FGIC)                              7,970,000     8,473,545
                                                                    -----------
                                                                     10,162,065
                                                                    -----------

Statements                                       Delaware Tax-Free Insured Fund
  OF NET ASSETS (CONTINUED)


                                                       Principal      Market
                                                         Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Public Utility District Revenue Bonds - 7.97%
  Austin, Texas Revenue Subordinate Lien
    5.25% 5/15/20 (MBIA)                               $5,000,000   $ 5,318,500
                                                                    -----------
                                                                      5,318,500
                                                                    -----------
School District General Obligation Bonds - 4.55%
  Brookville, Ohio Local School District
    5.00% 12/1/26 (FSA)                                   750,000       750,840
  Jackson, Ohio Local School District
    (Stark & Summit Counties)
    School Facilities 5.625% 12/1/25 (FSA)              1,000,000     1,059,570
  Pomona, California United School
    District Series A 6.55% 8/1/29 (MBIA)               1,000,000     1,224,610
                                                                    -----------
                                                                      3,035,020
                                                                    -----------
Single Family Housing Revenue Bonds - 1.55%
  New Mexico Mortgage Finance Authority
    Single Family Mortgage Program
    Series C 6.20% 7/1/26 (FNMA) (GNMA)                 1,000,000     1,032,310
                                                                    -----------
                                                                      1,032,310
                                                                    -----------
Territorial General Obligation Bonds - 1.67%
  Puerto Rico Commonwealth Public
    Improvement Series A
    5.50% 7/1/19 (MBIA)                                 1,000,000     1,111,740
                                                                    -----------
                                                                      1,111,740
                                                                    -----------
Territorial Revenue Bonds - 7.10%
  Puerto Rico Commonwealth Highway &
    Transportation Authority Series E
    5.50% 7/1/17 (FSA)                                  1,250,000     1,401,675
    5.50% 7/1/19 (FSA)                                  3,000,000     3,335,220
                                                                    -----------
                                                                      4,736,895
                                                                    -----------
Turnpike/Toll Road Revenue Bonds - 1.66%
  New Jersey State Highway Authority
    Garden State Parkway General
    Revenue 5.50% 1/1/16 (FGIC)                         1,000,000     1,108,340
                                                                    -----------
                                                                      1,108,340
                                                                    -----------
Total Municipal Bonds (cost $60,286,136)                             63,461,010
                                                                    -----------
--------------------------------------------------------------------------------
**Variable Rate Demand Notes - 1.50%
--------------------------------------------------------------------------------
Hospital Revenue Bonds - 1.50%
  Cumberland, Pennsylvania Municipal
    Authority Revenue (Missiah Village
    Project) 0.87% 7/1/27
    (LOC Citizens Bank of Pennsylvania)                 1,000,000     1,000,000
                                                                    -----------
Total Variable Rate Demand Notes
  (cost $1,000,000)                                                   1,000,000
                                                                    -----------

Total Market Value of Securities - 96.65%
  (cost $61,286,136)                                                 64,461,010
Receivables and Other Assets
  Net of Liabilities - 3.35%                                          2,231,441
                                                                    -----------
Net Assets Applicable to 6,131,182
  Shares Outstanding - 100.00%                                      $66,692,451
                                                                    ===========

--------------------------------------------------------------------------------
Net Asset Value - Delaware Tax-Free Insured Fund
  Class A ($57,629,701 / 5,298,032 Shares)                               $10.88
                                                                         ------
Net Asset Value - Delaware Tax-Free Insured Fund
  Class B ($7,614,352 / 699,996 Shares)                                  $10.88
                                                                         ------
Net Asset Value - Delaware Tax-Free Insured Fund
  Class C ($1,448,398 / 133,154 Shares)                                  $10.88
                                                                         ------

Components of Net Assets at August 31, 2003:
Shares of beneficial interest
  (unlimited authorization - no par)                                $64,192,099
Distributions in excess of net investment income                         (1,520)
Accumulated net realized loss on investments                           (673,002)
Net unrealized appreciation of investments                            3,174,874
                                                                    -----------
Total net assets                                                    $66,692,451
                                                                    ===========

 *For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

**The interest rate shown is the rate as of August 31, 2003.

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Administration
FNMA - Insured by Federal National Mortgage Association
FSA - Insured by Financial Security Assurance
GNMA - Insured by Government National Mortgage Association
LOC - Letter of Credit
MBIA - Insured by the Municipal Bond Insurance Association

Net Asset Value and Offering Price per Share -
  Delaware Tax-Free Insured Fund
Net asset value Class A (A)                                              $10.88
Sales charge (4.50% offering price,
  or 4.69% of amount invested per share) (B)                               0.51
                                                                         ------
Offering price                                                           $11.39
                                                                         ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements                              Delaware Tax-Free USA Intermediate Fund
  OF NET ASSETS (CONTINUED)             August 31, 2003


                                                       Principal      Market
                                                         Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds - 85.90%
--------------------------------------------------------------------------------
Airport Revenue Bonds - 1.58%
  Chicago, Illinois O' Hare International
    Airport Revenue General-Airport-
    Third Lien Series A-2
    5.75% 1/1/20 (FSA)(AMT)                            $1,000,000    $1,053,710
                                                                    -----------
                                                                      1,053,710
                                                                    -----------
City General Obligation Bonds - 3.90%
  New York City, New York Series J
    5.50% 6/1/23                                        1,000,000     1,026,880
  Powell, Ohio 5.50% 12/1/25 (FGIC)                     1,500,000     1,571,325
                                                                    -----------
                                                                      2,598,205
                                                                    -----------
Corporate-Backed Revenue Bonds - 11.63%
  Alliance, Texas Airport Authority Special
    Facilities Revenue (Federal Express
    Corp. Project) 6.375% 4/1/21 (AMT)                  1,000,000     1,046,440
  Cartersville, Georgia Development
    Authority Waste & Wastewater
    Facilities Revenue (Anheuser Busch
    Project) 5.10% 2/1/12 (AMT)                           450,000       471,794
  Michigan State Strategic Funding Limited
    Obligation Revenue (Detroit Edison Co.
    Project) Series A 5.50% 6/1/30 (XLCA)               1,000,000     1,011,240
  Ohio State Air Quality Development
    Authority Revenue Environmental
    Improvement (USX Project)
    5.00% 11/1/15                                       1,000,000     1,041,450
  Pennsylvania Economic Development
    Financing Authority Wastewater
    Treatment Revenue
    (Sun Co. Inc. -R & M Project)
    Series A 7.60% 12/1/24 (AMT)                        1,000,000     1,052,330
  Prattville, Alabama Industrial
    Development Board Environmental
    Improvement Revenue
    (International Paper Co. Project)
    Series A 6.70% 3/1/24                               1,500,000     1,561,155
  Sugar Creek, Missouri Industrial
    Development Revenue (Lafarge North
    America) Series A 5.65% 6/1/37                        500,000       478,430
  Toledo, Lucas County, Ohio Port
    Authority Development Revenue
    (Northwest Ohio Bond Fund-
    Alex Products Inc.)
    Series B 6.125% 11/15/09
    (LOC Fifth Third Bank) (AMT)                        1,000,000     1,075,630
                                                                    -----------
                                                                      7,738,469
                                                                    -----------
Dedicated Tax & Fees Revenue Bonds - 3.80%
  Ernest N. Morial - New Orleans,
    Louisiana Exhibit Hall Authority
    Special Tax Senior Subordinate
    Series A 5.25% 7/15/28 (AMBAC)                      1,000,000     1,015,500
  New York City Transitional Finance
    Authority Future Tax Secured
    Series D 5.00% 2/1/27                               1,535,000     1,513,065
                                                                    -----------
                                                                      2,528,565
                                                                    -----------

                                                       Principal      Market
                                                         Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Escrowed to Maturity Bonds - 0.51%
  Metropolitan Pier & Exposition Authority
    Illinois Hospitality Facilities
    (McCormick Place Convention)
    5.75% 7/1/06                                       $  315,000   $   337,494
                                                                    -----------
                                                                        337,494
                                                                    -----------
Higher Education Revenue Bonds - 17.63%
  Forest Grove, Oregon Revenue Campus
    (Pacific University)
    6.30% 5/1/25 (RADIAN)                               1,000,000     1,091,009
  Illinois Educational Facilities Authority
    Student Housing Revenue
    (Educational Advancement -University
    Center Project) 6.00% 5/1/22                          750,000       750,743
  Lynchburg, Virginia Industrial
    Development Authority Educational
    Facilities Revenue (Lynchburg College)
    5.25% 9/1/33                                        1,000,000       974,210
  Michigan Higher Education Facilities
    Authority Revenue (Kalamazoo
    College Project) 5.50% 12/1/19                        500,000       519,990
  New Jersey State Educational Facilities
    Authority Revenue (Georgian Court
    College Project) Series C 6.50% 7/1/33                500,000       535,400
  New York State Dormitory
    Authority Revenues
    (Brooklyn Law School) Series A
    5.50% 7/1/18 (RADIAN)                               1,000,000     1,052,310
    (Long Island University) Series B
    5.50% 9/1/20 (RADIAN)                               1,000,000     1,035,400
  Ohio State Higher Educational
    Facility Revenue
    (John Carroll University)
    5.50% 11/15/18                                        335,000       354,698
    (Kenyon College Project)
    4.70% 7/1/37                                        1,000,000     1,004,640
  Ohio State University General Receipts
    Series B 5.25% 6/1/21                               1,000,000     1,033,470
  Pennsylvania State Higher Educational
    Facilities Authority College &
    University Revenue
    (Geneva College Project)
    6.125% 4/1/22                                       1,000,000     1,005,230
    (Ursinus College Project)
    5.90% 1/1/27                                        1,000,000     1,037,280
  University of California Revenue
    Series A 5.125% 5/15/20 (AMBAC)                       250,000       257,110
  University of Oklahoma Research
    Facilities 5.00% 3/1/23 (AMBAC)                     1,065,000     1,079,889
                                                                    -----------
                                                                     11,731,379
                                                                    -----------
Hospital Revenue Bonds - 12.80%
  Carrington, North Dakota Health
    Facilities Revenue (Carrington Health
    Center Project) 6.25% 11/15/15                        500,000       509,360
  Chatham County, Georgia Hospital
    Authority Revenue (Memorial
    Health Medical Center)
    Series A 6.125% 1/1/24                              1,000,000     1,053,210

Statements                              Delaware Tax-Free USA Intermediate Fund
  OF NET ASSETS (CONTINUED)


                                                       Principal      Market
                                                         Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Hospital Revenue Bonds (continued)
  Cuyahoga County, Ohio Revenue
    (Cleveland Clinic Health System)
    Series A 6.00% 1/1/21                              $1,000,000   $ 1,060,530
  Denver, Colorado Health & Hospital
    Authority Healthcare Revenue
    Series A 6.00% 12/1/31                              1,000,000       983,190
  Maryland State Health & Higher
    Education Facilities Authority
    Revenue (Union Hospital of Cecil
    County) 5.625% 7/1/32                                 500,000       504,460
  Michigan State Hospital Finance
    Authority Revenue (Trinity Health
    Credit) Series C 5.375% 12/1/23                       500,000       502,490
  Minneapolis Health Care System
    Revenue (Allina Health System)
    Series A 5.75% 11/15/32                               500,000       511,250
  New Jersey Health Care Facilities
    Financing Authority Revenue Health
    Systems (Catholic Health East Project)
    Series A 5.375% 11/15/33                              845,000       836,820
  North Texas Health Facilities
    Development Corporation Hospital
    Revenue (United Regional Health
    Care System, Inc. Project)
    6.00% 9/1/23                                        1,000,000     1,013,120
  Terrebonne Parish, Louisiana Hospital
    Service District #1 Hospital Revenue
    (Terrebonne General Medical Center
    Project) 5.50% 4/1/33 (AMBAC)                       1,500,000     1,547,925
                                                                    -----------
                                                                      8,522,355
                                                                    -----------
Investor Owned Utilities Revenue Bonds - 8.91%
  Cambria County, Pennsylvania Industrial
    Development Authority Pollution
    Control Revenue (Pennsylvania
    Electric Co. Project) Series A
    5.80% 11/1/20 (MBIA)                                  500,000       544,835
  Forsyth, Montana Pollution Control
    Revenue (Portland General)
    Series A 5.20% 5/1/33                               1,005,000     1,010,065
  Maricopa County, Arizona Pollution
    Control Corporation Pollution Control
    Revenue (El Paso Electric Co. Project)
    Series A 6.375% 8/1/15                                750,000       775,868
  Montgomery County, Pennsylvania
    Industrial Development Authority
    Pollution Control Revenue (PECO
    Energy Co.) Series A 5.20% 10/1/30                  1,000,000     1,033,800
  Saint Charles Parish, Louisiana Pollution
    Control Revenue (Entergy Louisiana,
    Inc.) Series A 4.90% 6/1/30                         1,000,000     1,030,440
  South Carolina Jobs Economic
    Development Authority Industrial
    Revenue (South Carolina Electric &
    Gas Co. Project) Series B
    5.45% 11/1/32 (AMBAC) (AMT)                           500,000       506,005
  West Feliciana Parish, Louisiana Pollution
    Control Revenue (Gulf States Utilities
    Co. Project) Series A 7.50% 5/1/15                  1,000,000     1,027,630
                                                                    -----------
                                                                      5,928,643
                                                                    -----------

                                                       Principal      Market
                                                         Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Municipal Lease Revenue Bonds - 2.90%
  Albany, New York Industrial Development
    Agency Civic Facility Revenue
    (Charitable Leadership Project)
    Series A 5.75% 7/1/26                              $  500,000    $  497,125
  Nelson County, Virginia Industrial
    Development Authority Lease
    Revenue 5.00% 8/15/22 (AMBAC)                       1,425,000     1,436,343
                                                                    -----------
                                                                      1,933,468
                                                                    -----------
Political Subdivision General Obligation Bonds - 1.10%
  Lunenburg County, Virginia
    Series B 5.25% 2/1/29 (MBIA)                          715,000       730,230
                                                                    -----------
                                                                        730,230
                                                                    -----------
Ports & Harbors Revenue Bonds - 0.79%
  Virginia Port Authority Commonwealth
    Port Fund Revenue Resolution
    5.00% 7/1/12 (AMT)                                    500,000       528,310
                                                                    -----------
                                                                        528,310
                                                                    -----------
*Pre-Refunded Bonds - 3.26%
  Arizona State Transportation Board
    Highway Revenue 6.25% 7/1/16-09                     1,850,000     2,172,455
                                                                    -----------
                                                                      2,172,455
                                                                    -----------
Public Power Revenue Bonds - 4.65%
  Long Island Power Authority New York
    Electric System Revenue Series C
    5.00% 9/1/23                                          500,000       492,235
    5.00% 9/1/27                                          500,000       481,860
  Metropolitan Government Nashville &
    Davidson County, Tennessee Electric
    Revenue Series B 5.50% 5/15/14                      1,000,000     1,116,180
  Texas Municipal Power Agency Revenue
    4.125% 9/1/12 (MBIA)                                1,000,000     1,001,660
                                                                    -----------
                                                                      3,091,935
                                                                    -----------
Recreational Area Revenue Bonds - 1.55%
  Hampton, Virginia Convention Center
    Revenue 5.25% 1/15/23 (AMBAC)                       1,000,000     1,029,420
                                                                    -----------
                                                                      1,029,420
                                                                    -----------
School District General Obligation Bonds - 3.05%
  Brookville, Ohio Local School District
    5.00% 12/1/26 (FSA)                                 1,000,000     1,001,120
  Licking County, Ohio Joint Vocational
    School District 5.00% 12/1/19 (MBIA)                1,000,000     1,028,660
                                                                    -----------
                                                                      2,029,780
                                                                    -----------
Territorial Revenue Bonds - 3.19%
  Puerto Rico Commonwealth Highway &
    Transportation Authority Revenue
    Series B 6.00% 7/1/26                               1,000,000     1,052,800
  University of Puerto Rico Revenue
    Series M 5.50% 6/1/15 (MBIA)                        1,000,000     1,073,450
                                                                    -----------
                                                                      2,126,250
                                                                    -----------
Turnpike/Toll Road Revenue Bonds - 1.27%
  Dunes, Florida Community Development
    District Revenue - Intracoastal
    Waterway Bridge (ITT Industries Corp.)
    5.50% 10/1/07                                         825,000       844,478
                                                                    -----------
                                                                        844,478
                                                                    -----------

Statements                              Delaware Tax-Free USA Intermediate Fund
  OF NET ASSETS (CONTINUED)


                                                       Principal      Market
                                                         Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Water & Sewer Revenue Bonds - 3.38%
  Ohio State Water Development
    Authority Revenue (Fresh Water)
    Series B 5.50% 12/1/19 (FSA)                       $1,000,000   $ 1,106,400
  Virginia State Resource Authority
    Clean Water Revenue (State
    Revolving Fund) 6.00% 10/1/16                       1,000,000     1,140,960
                                                                    -----------
                                                                      2,247,360
                                                                    -----------
Total Municipal Bonds (cost $56,017,587)                             57,172,506
                                                                    -----------
--------------------------------------------------------------------------------
**Variable Rate Demand Notes - 8.86%
--------------------------------------------------------------------------------
Hospital Revenue Bonds - 3.00%
  Cumberland, Pennsylvania Municipal
    Authority Revenue (Missiah Village
    Project) 0.87% 7/1/27
    (LOC Citizens Bank of Pennsylvania)                 2,000,000     2,000,000
                                                                    -----------
                                                                      2,000,000
                                                                    -----------
Continuing Care/Retirement Revenue Bonds - 5.86%
  Philadelphia, Pennsylvania Authority for
    Industrial Development Revenues
    (Newcourtland Elder Services Project)
    0.85% 3/1/27 (LOC PNC Bank)                         3,900,000     3,900,000
                                                                    -----------
                                                                      3,900,000
                                                                    -----------
Total Variable Rate Demand Notes
  (cost $5,900,000)                                                   5,900,000
                                                                    -----------

Total Market Value of Securities - 94.76%
  (cost $61,917,587)                                                 63,072,506
Receivables and Other Assets
  Net of Liabilities - 5.24%                                          3,486,895
                                                                    -----------
Net Assets Applicable to 6,045,392
  Shares Outstanding - 100.00%                                      $66,559,401
                                                                    ===========

Net Asset Value - Delaware Tax-Free USA Intermediate Fund
  Class A ($51,479,137 / 4,675,681 Shares)                               $11.01
                                                                         ------
Net Asset Value - Delaware Tax-Free USA Intermediate Fund
  Class B ($4,537,829 / 412,162 Shares)                                  $11.01
                                                                         ------
Net Asset Value - Delaware Tax-Free USA Intermediate Fund
  Class C ($10,542,435 / 957,549 Shares)                                 $11.01
                                                                         ------

--------------------------------------------------------------------------------
Components of Net Assets at August 31, 2003:
Shares of beneficial interest
  (unlimited authorization - no par)                                $65,990,369
Accumulated net realized loss on investments                           (585,887)
Net unrealized appreciation of investments                            1,154,919
                                                                    -----------
Total net assets                                                    $66,559,401
                                                                    ===========

 *For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

**The interest rate shown is the rate as of August 31, 2003.

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FSA - Insured by Financial Security Assurance
LOC - Letter of Credit
MBIA - Insured by the Municipal Bond Insurance Association
RADIAN - Insured by Radian Asset Assurance
XLCA - Insured by XL Capital Assurance

Net Asset Value and Offering Price per Share -
 Delaware Tax-Free USA Intermediate Fund
Net asset value Class A (A)                                              $11.01
Sales charge (2.75% of offering price,
  or 2.82% of amount invested per share) (B)                               0.31
                                                                         ------
Offering price                                                           $11.32
                                                                         ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements                     Delaware National High-Yield Municipal Bond Fund
  OF NET ASSETS (CONTINUED)    August 31, 2003


                                                       Principal      Market
                                                         Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds - 100.11%
--------------------------------------------------------------------------------
Airline Revenue Bonds - 1.50%
  Minneapolis & St. Paul, Minnesota
    Metropolitan Airports Commission
    Special Facilities Revenue
    (Northwest Airlines, Inc.) Series A
    7.00% 4/1/25 (AMT)                                 $  500,000    $  415,060
  New Jersey Economic Development
    Authority Special Facilities Revenue
    (Continental Airlines, Inc.)
    6.25% 9/15/19                                       1,000,000       808,070
                                                                    -----------
                                                                      1,223,130
                                                                    -----------
Airport Revenue Bonds - 2.98%
  New York City, New York Industrial
    Development (JFK Airis Project)
    5.50% 7/1/28 (AMT)                                    905,000       836,890
  Oklahoma City, Oklahoma Industrial &
    Cultural Facilities Subordinated
    (Air Cargo Project) 6.75% 1/1/23                    1,160,000     1,094,866
  Onondaga County, New York Industrial
    Development Authority Revenue
    Subordinated (Air Cargo Project)
    7.25% 1/1/32 (AMT)                                    500,000       500,435
                                                                    -----------
                                                                      2,432,191
                                                                    -----------
Continuing Care/Retirement Revenue Bonds - 7.98%
  Bexar County, Texas Health Facilities
    Development Corporation
    (Army Retirement Residence Project)
    6.30% 7/1/32                                        1,000,000     1,012,240
  Buhl, Minnesota Nursing Home Revenue
    (Forest Health Services Project)
    Series A 6.75% 8/1/33                                 600,000       583,452
  Gainesville & Hall County, Georgia
    Development Authority Revenue
    (Lanier Village Estates) Series C
    7.25% 11/15/29                                      1,000,000       980,320
  Marion County, Missouri Nursing Home
    District Revenue 7.00% 8/1/13                       1,050,000     1,053,833
  Montgomery County, Pennsylvania
    Higher Education & Health Authority
    Revenue (Faulkeways at Gwynedd
    Project) 6.75% 11/15/30                             1,000,000     1,042,970
  Philadelphia, Pennsylvania Hospitals &
    Higher Education Facilities Authority
    Revenue (The Philadelphia Protestant
    Home Project) Series A 6.50% 7/1/27                 1,100,000     1,078,472
 +Vermont Education & Health Building
    Financing Agency Revenue Health
    Care Facility (Copley Manor Project)
    6.15% 4/1/19                                        1,730,000       767,584
                                                                    -----------
                                                                      6,518,871
                                                                    -----------
Corporate-Backed Revenue Bonds - 10.52%
  Alliance, Texas Airport Authority Special
    Facilities Revenue (Federal Express
     Corp.) 6.375% 4/1/21 (AMT)                         2,000,000     2,092,880
  Ashland, Kentucky Sewer & Solid Waste
    Revenue (Ashland, Inc.)
    7.125% 2/1/22 (AMT)                                   700,000       736,477

                                                       Principal      Market
                                                         Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Corporate-Backed Revenue Bonds (continued)
 +California Pollution Control Financing
    Authority Pollution Control Revenue
    (Laidlaw Environmental, Inc. Project)
    Series A 6.70% 7/1/07 (AMT)                        $1,000,000   $    44,500
  Camden, Alabama Industrial
    Development Board Exempt Facilities
    Revenue (Weyerhaeuser Co.)
    Series B 6.375% 12/1/24 (AMT)                       1,000,000     1,014,000
  De Soto Parish, Louisiana Environmental
    Improvement Revenue (International
    Paper Co.) Series A 6.35% 2/1/25 (AMT)              1,650,000     1,672,061
  Phenix County, Alaska Industrial
    Development Board Environmental
    Improvement Revenue
    (Mead Westvaco Corp.)
    Series A 6.35% 5/15/35 (AMT)                        1,000,000     1,012,540
  Port Corpus, Texas Christian Authority
    (Celanese Project) Series B
    6.70% 11/1/30 (AMT)                                 1,000,000     1,046,460
  Virginia Beach, Virginia Development
    Authority Revenue Refunding (Ramada
    on the Beach Project) 6.625% 12/1/09                1,000,000       967,990
                                                                    -----------
                                                                      8,586,908
                                                                    -----------
Dedicated Tax & Fees Revenue Bonds - 3.21%
  Chicago, Illinois Tax Increment
    Subordinate (Central Loop
    Redevelopment Project) Series A
    6.50% 12/1/08                                       1,000,000     1,073,970
  Las Vegas, Nevada Local Improvement
    Special District #808 (Summerlin
    Area Project) 6.75% 6/1/21                            995,000     1,027,148
  Prescott Valley, Arizona Improvement
    District Special Assessment
    7.90% 1/1/12                                          500,000       518,775
                                                                    -----------
                                                                      2,619,893
                                                                    -----------
Escrowed to Maturity Bonds - 0.53%
  Illinois State Development Finance
    Authority (Harrisburg Medical Center
    Project) 7.00% 3/1/06                                 400,000       435,108
                                                                    -----------
                                                                        435,108
                                                                    -----------
Higher Education Revenue Bonds - 20.30%
  California Statewide Communities
    Revenue Authority (East Campus
    Apartments LLC) Series A
    5.625% 8/1/34 (ACA)                                   500,000       503,565
  Illinois Educational Facilities Authority
    Student Housing Revenue
    (Educational Advancement Fund-
    University Center Project)
    6.25% 5/1/30                                        2,000,000     2,023,640
  Lynchburg, Virginia Industrial
    Development Authority
    Educational Facilities Revenue
    (Lynchburg College) 5.25% 9/1/28                    1,000,000       980,220
  Maine Finance Authority Education
    Revenue (Waynflete School)
    6.40% 8/1/19                                        1,000,000     1,048,290

Statements                      Delaware National High-Yield Municipal Bond Fund
  OF NET ASSETS (CONTINUED)


                                                       Principal      Market
                                                         Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Higher Education Revenue Bonds (continued)
  Maryland State Economic Development
    Corporation Student Housing
    Revenue (University of Maryland
    College Park Project) 5.625% 6/1/35                $1,000,000   $   953,350
  Massachusetts State Development
    Finance Agency Revenue
    (Massachusetts College of Pharmacy)
    Series C 5.75% 7/1/33                               2,000,000     1,962,060
  Massachusetts State Health &
    Educational Facilities Authority
    Revenue (Nichols College) Series C
    6.125% 10/1/29                                      3,000,000     2,589,719
  Minnesota State Higher Education
    Facilities Authority Revenue
    (College of Art & Design)
    Series 5-D 6.75% 5/1/26                               500,000       535,185
  New Hampshire Higher Education &
    Health Facilities Authority
    (Brewster Academy) 6.75% 6/1/25                     1,000,000       997,040
  New Mexico Educational Assistance
    Foundation Student Loan Revenue
    1st Subordinate Series A-2
    6.65% 11/1/25 (AMT)                                 1,000,000     1,000,870
  Savannah, Georgia Economic
    Development Authority Revenue
    (College of Art & Design)
    6.50% 10/1/13                                       1,000,000     1,068,220
  Scranton-Lackawanna, Pennsylvania
    Health & Welfare Authority First
    Mortgage Revenue
    (Lackawanna Junior College)
    5.75% 11/1/20                                       1,510,000     1,447,124
  Westminster, Maryland Education
    Facilities Revenue (McDaniel College)
    5.50% 4/1/32                                        1,500,000     1,460,925
                                                                    -----------
                                                                     16,570,208
                                                                    -----------
Hospital Revenue Bonds - 20.12%
  Cuyahoga County, Ohio Revenue
    (Cleveland Clinic Health Systems)
    Series A 5.50% 1/1/29                               1,000,000     1,007,860
  Illinois Health Facilities
    Authority Revenue
    (Elmhurst Memorial Healthcare)
    5.625% 1/1/28                                       2,000,000     1,971,159
    (Midwest Physician Group Limited
    Project) 5.50% 11/15/19                                35,000        27,509
  Knox County, Tennessee Health,
    Educational & Housing Facilities
    Board Hospital Revenue
    (East Tennessee Hospital Project)
    Series B 5.75% 7/1/33                               1,300,000     1,298,960
  Leesburg, Florida Hospital Revenue
    (Leesburg Regional Medical Center
    Project) 5.50% 7/1/32                               1,000,000       994,900
  Macomb County, Michigan Hospital
    Finance Authority Revenue
    (Mt. Clemens General Hospital)
    Series B 5.875% 11/15/34                            1,000,000       944,760

                                                       Principal      Market
                                                         Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Hospital Revenue Bonds (continued)
  Massachusetts State Health &
    Educational Facilities Authority
    Revenue (Jordan Hospital)
    Series E 6.75% 10/1/33                             $1,000,000   $   959,770
  Montgomery County, Pennsylvania
    Higher Education & Health Authority
    Hospital Revenue (Abington Memorial
    Hospital) Series A 5.125% 6/1/32                      900,000       849,591
  New Jersey Health Care Facilities
    Financing Authority Revenue Health
    Systems (Catholic Health East Project)
    Series A 5.375% 11/15/33                            1,000,000       990,320
  New York State Dormitory
    Authority Revenue
    (North Shore Long Island Jewish
    Group) 5.50% 5/1/33                                   500,000       502,940
    (Winthrop University Hospital)
    Series A 5.50% 7/1/32                               1,000,000     1,001,800
  Richland County, Ohio Hospital Facilities
    Revenue (Medcentral Health System
    Project) Series B 6.375% 11/15/30                   1,500,000     1,567,665
  Saint Joseph County, Indiana Industrial
    Economic Development (Madison
    Center Project) 5.50% 2/15/21                       1,150,000     1,098,204
  South Dakota Health & Education
    Facilities Authority Revenue (Huron
    Regional Medical Center Project)
    7.00% 4/1/10                                        1,000,000     1,034,690
  Tangipahoa Parish, Louisiana Hospital
    Service District #1 Hospital Revenue
    (North Oaks Medical Center Project)
    Series A 5.00% 2/1/30                               1,250,000     1,169,175
  Yavapai County, Arizona Industrial
    Development Authority Hospital
    Revenue (Yavapai Medical Center)
    Series A 6.00% 8/1/33                               1,000,000     1,004,020
                                                                    -----------
                                                                     16,423,323
                                                                    -----------
Investor Owned Utilities Revenue Bonds - 11.10%
  Brazos, Texas River Authority Pollution
    Revenue (TXU Energy Co. Project)
    Series B 6.30% 7/1/32 (AMT)                         1,000,000       990,700
  Forsyth, Montana Pollution Control
    Revenue (Portland General)
    Series A 5.20% 5/1/33                               1,000,000     1,005,040
  Gulf Coast, Texas Waste Disposal
    Authority Revenue (Valero Energy
    Project) 6.65% 4/1/32 (AMT)                         1,000,000     1,014,270
  Maricopa County, Arizona Pollution
    Control Corporation Pollution
    Control Revenue (El Paso Electric Co.
    Project) Series A 6.375% 8/1/15                     1,250,000     1,293,113
  Midland County, Michigan Economic
    Development Subordinate Limited
    Obligation (Midland Congeneration)
    Series A 6.875% 7/23/09 (AMT)                       1,950,000     1,934,497
  Mississippi Business Finance
    Corporation Pollution Control
    Revenue (System Energy Resources,
    Inc. Project) 5.90% 5/1/22                            900,000       887,895

Statements                     Delaware National High-Yield Municipal Bond Fund
  OF NET ASSETS (CONTINUED)


                                                       Principal      Market
                                                         Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Investor Owned Utilities Revenue Bonds (continued)
  Petersburg, Indiana Pollution Control
    Revenue (Indianapolis Power & Light
    Co. Project) 6.375% 11/1/29 (AMT)                  $1,000,000   $   912,010
  West Feliciana Parish, Louisiana
    Pollution Control Revenue (Gulf
    States Utilities Co. Project)
    Series A 7.50% 5/1/15                               1,000,000     1,027,630
                                                                     ----------
                                                                      9,065,155
                                                                     ----------
Miscellaneous Revenue Bonds - 2.86%
  Director State, Nevada Department of
    Business & Industry
    (Las Vegas Monorail Project) 2nd Tier
    7.375% 1/1/40                                       1,000,000       933,999
  Lowry, Colorado Economic
    Redevelopment Authority Revenue
    Series A (Private Placement)
    7.30% 12/1/10                                         725,000       767,790
  Massachusetts State Development
    Finance Agency Revenue (Boston
    Biomedical Research Institute Project)
    5.75% 2/1/29                                          300,000       281,583
  Westminster, Colorado Shaw Heights
    Special Improvement District
    Series A 7.50% 12/1/07                                350,000       353,259
                                                                    -----------
                                                                      2,336,631
                                                                    -----------
Municipal Lease Revenue Bonds - 2.32%
  Dauphin County, Pennsylvania General
    Authority (Riverfront Office & Parking
    Project) Series A 5.75% 1/1/10                      1,875,000     1,894,913
                                                                    -----------
                                                                      1,894,913
                                                                    -----------
Political Subdivision General Obligation Bonds - 1.47%
  Illinois State Development Finance
    Authority East St. Louis Debt
    Restructure Revenue 7.375% 11/15/11                 1,100,000     1,197,438
                                                                    -----------
                                                                      1,197,438
                                                                    -----------
*Pre-Refunded Bonds - 11.33%
  Bedford Park, Illinois Tax Increment
    Revenue 8.00% 12/1/10-04                            1,200,000     1,301,676
  Chelsea, Oklahoma Gas Authority
    Revenue Gas Systems
    7.25% 7/1/13-04                                       600,000       642,792
    7.30% 7/1/19-04                                       700,000       750,218
  Illinois Health Facilities Authority
    Revenue (Midwest Physician Group
    Project) 8.10% 11/15/14-04                            850,000       922,760
  Illinois State Development Finance
    Authority (Harrisburg Medical Center
    Project) 7.20% 3/1/07-06 to 3/1/08-06                 800,000       872,584
  Mississippi Development Bank Special
    Obligation (Madison County Hospital
    Project) 6.40% 7/1/29-09                            1,585,000     1,891,159
  Niles, Illinois Park District Unlimited Tax
    Series A 6.65% 12/1/14-04                             860,000       919,572
  Pocatello, Idaho Development Authority
    Revenue Allocation Tax Increment
    Series B 7.25% 12/1/08-04                              30,000        31,600

                                                       Principal      Market
                                                         Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
*Pre-Refunded Bonds (continued)
  South Dakota Health & Education
    Facilities Authority Revenue
    (Westhills Village Retirement Project)
    7.25% 9/1/13-03                                    $1,125,000   $ 1,147,860
  Volusia County, Florida Industrial
    Development Authority Mortgage
    Revenue (Bishops Glen Retirement
    Health Facilities Project)
    7.50% 11/1/16-06                                      680,000       771,100
                                                                    -----------
                                                                      9,251,321
                                                                    -----------
Recreational Area Revenue Bonds - 0.95%
  +Colorado Postsecondary Educational
    Facilities Authority (Colorado Ocean
    Journey, Inc. Project) 8.00% 12/1/06                  800,000        25,200
    Santa Fe, New Mexico Municipal
    Recreation Complex Net Revenue
    5.625% 12/1/23                                        800,000       753,408
                                                                    -----------
                                                                        778,608
                                                                    -----------
Tax Increment/Special Assessment Bonds - 1.37%
  Chicago Tax Allocation Chatham Ridge
    5.95% 12/15/12                                        750,000       745,957
  Orlando, Florida Special Assessment
    (Conroy Road Interchange Project)
    Series B 5.25% 5/1/05                                 370,000       369,941
                                                                    -----------
                                                                      1,115,898
                                                                    -----------
Water & Sewer Revenue Bonds - 1.57%
  Franklin County, Missouri Public Water
    Supply District #3 (Waterworks &
    Sewer System Project) Series B
    7.375% 12/1/18                                      1,255,000     1,285,522
                                                                    -----------
                                                                      1,285,522
                                                                    -----------
Total Municipal Bonds
  (cost $82,824,145)                                                 81,735,118
                                                                    -----------

Total Market Value of Securities - 100.11%
  (cost $82,824,145)                                                 81,735,118
Liabilities Net of Receivables and
  Other Assets - (0.11%)                                                (88,829)
                                                                    -----------
Net Assets Applicable to 8,381,535
  Shares Outstanding - 100.00%                                      $81,646,289
                                                                    ===========

Net Asset Value - Delaware National High-Yield
  Municipal Bond Fund Class A
  ($59,829,247 / 6,146,005 Shares)                                        $9.73
                                                                          -----
Net Asset Value - Delaware National High-Yield
  Municipal Bond Fund Class B
  ($16,498,726 / 1,691,054 Shares)                                        $9.76
                                                                          -----
Net Asset Value - Delaware National High-Yield
  Municipal Bond Fund Class C
  ($5,318,316 / 544,476 Shares)                                           $9.77
                                                                          -----

Statements                     Delaware National High-Yield Municipal Bond Fund
  OF NET ASSETS (CONTINUED)


--------------------------------------------------------------------------------
Components of Net Assets at August 31, 2003:
Shares of beneficial interest
  (unlimited authorization - no par)                                $88,779,980
Distributions in excess of net investment income                         (4,104)
Accumulated net realized loss on investments                         (6,040,560)
Net unrealized depreciation of investments                           (1,089,027)
                                                                    -----------
Total net assets                                                    $81,646,289
                                                                    ===========

 *For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

 +Non-income producing security. Security is currently in default.

Summary of Abbreviations:
ACA - Insured by American Capital Access
AMT - Subject to Alternative Minimum Tax

Net Asset Value and Offering Price per Share -
  Delaware National High-Yield Municipal Bond Fund
Net asset value Class A (A)                                              $ 9.73
Sales charge (4.50% of offering price,
  or 4.73% of amount invested per share) (B)                               0.46
                                                                         ------
Offering price                                                           $10.19
                                                                         ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statement                               Delaware Tax-Free USA Intermediate Fund
  OF ASSETS AND LIABILITIES             August 31, 2003


Assets:
  Investments at market                                             $63,072,506
  Cash                                                                2,640,733
  Receivables for securities sold                                       970,852
  Subscriptions receivable                                              743,462
  Interest receivable                                                   695,787
                                                                   ------------
  Total assets                                                       68,123,340
                                                                   ------------

Liabilities:
  Payable for securities purchased                                    1,285,285
  Liquidations payable                                                  191,276
  Distributions payable                                                  53,876
  Other accounts payable and accrued expenses                            33,502
                                                                   ------------
  Total liabilities                                                   1,563,939
                                                                   ------------

Total Net Assets                                                    $66,559,401
                                                                   ============

Investments at cost                                                 $61,917,587
                                                                   ============

See accompanying notes

Statements                                     Delaware National Tax-Free Funds
  OF OPERATIONS                                Year Ended August 31, 2003


                                                                      Delaware    Delaware       Delaware             Delaware
                                                                      Tax-Free    Tax-Free     Tax-Free USA      National High-Yield
                                                                      USA Fund  Insured Fund  Intermediate Fund  Municipal Bond Fund

Investment Income:
  Interest                                                          $29,349,724   $3,609,678     $2,182,834          $5,465,736
                                                                    -----------   ----------     ----------          ----------
Expenses:
  Management fees                                                     2,867,232      349,198        235,080             477,529
  Distribution expenses -- Class A                                     1,072,121      134,027         98,506             156,874
  Distribution expenses -- Class B                                       346,032       75,093         42,055             180,792
  Distribution expenses -- Class C                                        57,446       13,880         77,738              60,309
  Dividend disbursing and transfer agent fees and expenses              423,710       46,835         85,930              63,233
  Accounting and administration expenses                                233,304       31,103         20,763              38,691
  Reports and statements to shareholders                                129,547       12,163         12,775              25,375
  Professional fees                                                      59,831        7,049          6,453              54,032
  Registration fees                                                      50,437       21,497         30,590              11,819
  Trustees' fees                                                         25,708        5,484          4,675               4,066
  Custodian fees                                                         25,563        2,654          2,208               4,233
  Other                                                                 135,739       19,047         10,811              22,247
                                                                    -----------   ----------     ----------          ----------
                                                                      5,426,670      718,030        627,584           1,099,200
  Less expenses absorbed or waived                                     (521,256)          --       (101,832)            (51,864)
  Less waived distribution expenses--Class A                                 --           --        (46,530)                 --
  Less expenses paid indirectly                                         (26,378)      (3,647)        (2,637)             (5,344)
                                                                    -----------   ----------     ----------          ----------
  Total expenses                                                      4,879,036      714,383        476,585           1,041,992
                                                                    -----------   ----------     ----------          ----------
Net Investment Income                                                24,470,688    2,895,295      1,706,249           4,423,744
                                                                    -----------   ----------     ----------          ----------

Net Realized and Unrealized Gain (Loss) on Investments:
  Net realized gain (loss) on investments                             7,454,521      304,202        (54,314)         (1,654,101)
  Net change in unrealized appreciation/depreciation of investments (12,187,465)  (1,233,636)      (476,271)           (294,293)
                                                                    -----------   ----------     ----------          ----------
Net Realized and Unrealized Loss on Investments                      (4,732,944)    (929,434)      (530,585)         (1,948,394)
                                                                    -----------   ----------     ----------          ----------

Net Increase in Net Assets Resulting from Operations                $19,737,744   $1,965,861     $1,175,664          $2,475,350
                                                                    ===========   ==========     ==========          ==========

See accompanying notes

Statements                                     Delaware National Tax-Free Funds
  OF CHANGES IN NET ASSETS


                                                                                  Delaware Tax-Free           Delaware Tax-Free
                                                                                     USA Fund                    Insured Fund

                                                                                    Year Ended                    Year Ended
                                                                              8/31/03        8/31/02       8/31/03        8/31/02
Increase (Decrease) in Net Assets from Operations:
 Net investment income                                                      $ 24,470,688   $ 26,930,788  $  2,895,295   $ 3,067,465
 Net realized gain on investments                                              7,454,521     10,785,281       304,202     1,088,612
 Net change in unrealized appreciation/depreciation of investments           (12,187,465)   (12,813,884)   (1,233,636)     (686,560)
                                                                            ------------   ------------  ------------   -----------
 Net increase in net assets resulting from operations                         19,737,744     24,902,185     1,965,861     3,469,517
                                                                            ------------   ------------  ------------   -----------

Dividends and Distributions to Shareholders from:
 Net investment income:
  Class A                                                                    (22,879,537)   (25,066,192)   (2,586,809)   (2,719,161)
  Class B                                                                     (1,369,010)    (1,653,588)     (260,356)     (292,488)
  Class C                                                                       (227,290)      (255,350)      (48,130)      (55,816)
                                                                            ------------   ------------  ------------   -----------
                                                                             (24,475,837)   (26,975,130)   (2,895,295)   (3,067,465)
                                                                            ------------   ------------  ------------   -----------
Capital Share Transactions:
 Proceeds from shares sold:
  Class A                                                                     25,026,196     22,761,228     8,186,170     3,558,679
  Class B                                                                      1,727,675      3,162,181     1,748,052     1,515,335
  Class C                                                                        865,681        996,252       506,312       217,917

 Net assets from merger(1):
  Class A                                                                             --     19,974,956            --            --
  Class B                                                                             --      1,060,827            --            --
  Class C                                                                             --        348,890            --            --

 Net asset value of shares issued upon reinvestment of dividends and distributions:
  Class A                                                                     12,394,890     13,483,213     1,477,059     1,539,402
  Class B                                                                        725,739        860,313       162,588       170,589
  Class C                                                                        177,751        199,476        23,909        29,413
                                                                            ------------   ------------  ------------   -----------
                                                                              40,917,932     62,847,336    12,104,090     7,031,335
                                                                            ------------   ------------  ------------   -----------
 Cost of shares repurchased:
  Class A                                                                    (67,824,944)   (54,216,358)  (11,615,063)   (7,468,327)
  Class B                                                                     (8,584,064)    (6,773,913)   (1,848,762)   (1,573,281)
  Class C                                                                     (1,452,089)    (1,996,463)     (546,998)     (355,200)
                                                                            ------------   ------------  ------------   -----------
                                                                             (77,861,097)   (62,986,734)  (14,010,823)   (9,396,808)
                                                                            ------------   ------------  ------------   -----------
Decrease in net assets derived from capital share transactions               (36,943,165)      (139,398)   (1,906,733)   (2,365,473)
                                                                            ------------   ------------  ------------   -----------
Net Decrease in Net Assets                                                   (41,681,258)    (2,212,343)   (2,836,167)   (1,963,421)

Net Assets:
 Beginning of year                                                           539,158,626    541,370,969    69,528,618    71,492,039
                                                                            ------------   ------------  ------------   -----------
 End of year                                                                $497,477,368   $539,158,626  $ 66,692,451   $69,528,618
                                                                            ============   ============  ============   ===========

See accompanying notes

(1) See footnote 6

Statements                                      Delaware National Tax-Free Funds
  OF CHANGES IN NET ASSETS


                                                                                Delaware Tax-Free       Delaware National High-Yield
                                                                               USA Intermediate Fund        Municipal Bond Fund

                                                                                    Year Ended                    Year Ended
                                                                              8/31/03        8/31/02       8/31/03        8/31/02
Increase (Decrease) in Net Assets from Operations:
 Net investment income                                                       $ 1,706,249    $ 1,268,191   $ 4,423,744   $ 5,015,945
 Net realized gain (loss) on investments                                         (54,314)       105,927    (1,654,101)     (388,338)
 Net change in unrealized appreciation/depreciation of investments              (476,271)       476,320      (294,293)   (2,487,030)
                                                                             -----------    -----------   -----------   -----------
 Net increase in net assets resulting from operations                          1,175,664      1,850,438     2,475,350     2,140,577
                                                                             -----------    -----------   -----------   -----------

Dividends and Distributions to Shareholders from:
 Net investment income:
  Class A                                                                     (1,341,628)      (980,249)   (3,324,824)   (3,775,121)
  Class B                                                                       (128,415)      (100,071)     (832,210)     (925,482)
  Class C                                                                       (236,206)      (187,871)     (274,313)     (312,626)
                                                                             -----------    -----------   -----------   -----------
                                                                              (1,706,249)    (1,268,191)   (4,431,347)   (5,013,229)
                                                                             -----------    -----------   -----------   -----------
Capital Share Transactions:
 Proceeds from shares sold:
  Class A                                                                     35,622,367     12,248,688     5,184,316     4,070,299
  Class B                                                                      2,234,615      1,961,013       850,254     2,162,129
  Class C                                                                      6,248,865      4,652,985       607,442     1,327,090

 Net asset value of shares issued upon reinvestment of dividends and distributions:
  Class A                                                                        886,165        639,081     1,665,630     1,939,219
  Class B                                                                         76,567         55,629       379,309       441,369
  Class C                                                                        130,199         93,876       164,468       196,408
                                                                             -----------    -----------   -----------   -----------
                                                                              45,198,778     19,651,272     8,851,418    10,136,514
                                                                             -----------    -----------   -----------   -----------
 Cost of shares repurchased:
  Class A                                                                    (10,697,739)    (6,695,821)   (9,870,105)  (15,659,205)
  Class B                                                                     (1,165,571)    (1,042,597)   (4,329,630)   (2,302,729)
  Class C                                                                     (2,995,414)    (1,184,753)   (1,734,418)   (2,098,684)
                                                                             -----------    -----------   -----------   -----------
                                                                             (14,858,724)    (8,923,171)  (15,934,153)  (20,060,618)
                                                                             -----------    -----------   -----------   -----------
Increase (decrease) in net assets derived from capital share transactions     30,340,054     10,728,101    (7,082,735)   (9,924,104)
                                                                             -----------    -----------   -----------   -----------
Net Increase (Decrease) in Net Assets                                         29,809,469     11,310,348    (9,038,732)  (12,796,756)

Net Assets:
 Beginning of year                                                            36,749,932     25,439,584    90,685,021   103,481,777
                                                                             -----------    -----------   -----------   -----------
 End of year                                                                 $66,559,401    $36,749,932   $81,646,289   $90,685,021
                                                                             ===========    ===========   ===========   ===========

See accompanying notes

Financial
  HIGHLIGHTS

Selected data for each share of the Fund outstanding
throughout each period were as follows:
-----------------------------------------------------------------------------------------------------------------------
                                                                         Delaware Tax-Free USA Fund Class A
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              8/31/03    8/31/02(2)    8/31/01     8/31/00      8/31/99
Net asset value, beginning of period                          $11.280     $11.320      $10.830     $10.890      $11.830

Income (loss) from investment operations:
Net investment income                                           0.537       0.566        0.582       0.587        0.593
Net realized and unrealized gain (loss) on investments         (0.110)     (0.040)       0.490      (0.060)      (0.916)
                                                              -------     -------      -------     -------      -------
Total from investment operations                                0.427       0.526        1.072       0.527       (0.323)
                                                              -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                          (0.537)     (0.566)      (0.582)     (0.587)      (0.593)
Net realized gain on investments                                   --          --           --          --       (0.024)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.537)     (0.566)      (0.582)     (0.587)      (0.617)
                                                              -------     -------      -------     -------      -------

Net asset value, end of period                                $11.170     $11.280      $11.320     $10.830      $10.890
                                                              =======     =======      =======     =======      =======

Total return(1)                                                 3.84%       4.85%       10.19%       5.11%       (2.90%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $460,917    $495,731     $495,597    $421,136     $485,240
Ratio of expenses to average net assets                         0.87%       0.87%        0.88%       0.97%        1.00%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      0.97%       0.98%        0.89%       0.97%        1.00%
Ratio of net investment income to average net assets            4.74%       5.08%        5.29%       5.54%        5.13%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      4.64%       4.97%        5.28%       5.54%        5.13%
Portfolio turnover                                                96%         99%         103%         76%          59%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

(2) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was a decrease in net investment income per share of $0.001, an increase in net realized and unrealized gain (loss) per share of $0.001, and a decrease in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding
throughout each period were as follows:
-----------------------------------------------------------------------------------------------------------------------
                                                                         Delaware Tax-Free USA Fund Class B
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              8/31/03    8/31/02(2)    8/31/01     8/31/00      8/31/99
Net asset value, beginning of period                          $11.280     $11.320      $10.830     $10.890      $11.830

Income (loss) from investment operations:
Net investment income                                           0.449       0.479        0.494       0.502        0.500
Net realized and unrealized gain (loss) on investments         (0.110)     (0.040)       0.490      (0.060)      (0.916)
                                                              -------     -------      -------     -------      -------
Total from investment operations                                0.339       0.439        0.984       0.442       (0.416)
                                                              -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                          (0.449)     (0.479)      (0.494)     (0.502)      (0.500)
Net realized gain on investments                              --          --           --          --            (0.024)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.449)     (0.479)      (0.494)     (0.502)      (0.524)
                                                              -------     -------      -------     -------      -------

Net asset value, end of period                                $11.170     $11.280      $11.320     $10.830      $10.890
                                                              =======     =======      =======     =======      =======

Total return(1)                                                 3.03%       4.04%        9.32%       4.27%       (3.67%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $31,052     $37,448      $39,317     $26,059      $34,249
Ratio of expenses to average net assets                         1.65%       1.65%        1.68%       1.77%        1.80%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      1.75%       1.76%        1.69%       1.77%        1.80%
Ratio of net investment income to average net assets            3.96%       4.30%        4.49%       4.74%        4.33%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      3.86%       4.19%        4.48%       4.74%        4.33%
Portfolio turnover                                                96%         99%         103%         76%          59%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

(2) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was a decrease in net investment income per share of $0.001, an increase in net realized and unrealized gain (loss) per share of $0.001, and a decrease in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding
throughout each period were as follows:
-----------------------------------------------------------------------------------------------------------------------
                                                                        Delaware Tax-Free USA Fund Class C
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              8/31/03    8/31/02(2)    8/31/01     8/31/00      8/31/99
Net asset value, beginning of period                          $11.280     $11.320      $10.830     $10.890      $11.830

Income (loss) from investment operations:
Net investment income                                           0.449       0.479        0.494       0.502        0.500
Net realized and unrealized gain (loss) on investments         (0.110)     (0.040)       0.490      (0.060)      (0.916)
                                                              -------     -------      -------     -------      -------
Total from investment operations                                0.339       0.439        0.984       0.442       (0.416)
                                                              -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                          (0.449)     (0.479)      (0.494)     (0.502)      (0.500)
Net realized gain on investments                                   --          --           --          --       (0.024)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.449)     (0.479)      (0.494)     (0.502)      (0.524)
                                                              -------     -------      -------     -------      -------

Net asset value, end of period                                $11.170     $11.280      $11.320     $10.830      $10.890
                                                              =======     =======      =======     =======      =======

Total return(1)                                                 3.03%       4.04%        9.32%       4.27%       (3.67%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $5,508      $5,979       $6,457      $1,851       $3,415
Ratio of expenses to average net assets                         1.65%       1.65%        1.68%       1.77%        1.80%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      1.75%       1.76%        1.69%       1.77%        1.80%
Ratio of net investment income to average net assets            3.96%       4.30%        4.49%       4.74%        4.33%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      3.86%       4.19%        4.48%       4.74%        4.33%
Portfolio turnover                                                96%         99%         103%         76%          59%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

(2) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was a decrease in net investment income per share of $0.001, an increase in net realized and unrealized gain (loss) per share of $0.001, and a decrease in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding
throughout each period were as follows:
-----------------------------------------------------------------------------------------------------------------------
                                                                      Delaware Tax-Free Insured Fund Class A
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              8/31/03     8/31/02      8/31/01     8/31/00      8/31/99
Net asset value, beginning of period                          $11.020     $10.950      $10.390     $10.360      $11.150

Income (loss) from investment operations:
Net investment income                                           0.473       0.487        0.483       0.513        0.510
Net realized and unrealized gain (loss) on investments         (0.140)      0.070        0.560       0.030       (0.667)
                                                              -------     -------      -------     -------      -------
Total from investment operations                                0.333       0.557        1.043       0.543       (0.157)
                                                              -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                          (0.473)     (0.487)      (0.483)     (0.513)      (0.510)
Net realized gain on investments                                   --          --           --          --       (0.123)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.473)     (0.487)      (0.483)     (0.513)      (0.633)
                                                              -------     -------      -------     -------      -------

Net asset value, end of period                                $10.880     $11.020      $10.950     $10.390      $10.360
                                                              =======     =======      =======     =======      =======

Total return(1)                                                 3.02%       5.27%       10.30%       5.50%       (1.48%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $57,630     $60,365      $62,397     $61,722      $68,422
Ratio of expenses to average net assets                         0.92%       0.92%        1.02%       0.95%        0.97%
Ratio of net investment income to average net assets            4.25%       4.51%        4.58%       5.07%        4.74%
Portfolio turnover                                               109%        136%         113%        117%          48%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
highlights (continued)

Selected data for each share of the Fund outstanding
throughout each period were as follows:
-----------------------------------------------------------------------------------------------------------------------
                                                                      Delaware Tax-Free Insured Fund Class B
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              8/31/03     8/31/02      8/31/01     8/31/00      8/31/99
Net asset value, beginning of period                          $11.020     $10.950      $10.390     $10.360      $11.150

Income (loss) from investment operations:
Net investment income                                           0.386       0.403        0.399       0.432        0.430
Net realized and unrealized gain (loss) on investments         (0.140)      0.070        0.560       0.030       (0.667)
                                                              -------     -------      -------     -------      -------
Total from investment operations                                0.246       0.473        0.959       0.462       (0.237)
                                                              -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                          (0.386)     (0.403)      (0.399)     (0.432)      (0.430)
Net realized gain on investments                                   --          --           --          --       (0.123)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.386)     (0.403)      (0.399)     (0.432)      (0.553)
                                                              -------     -------      -------     -------      -------

Net asset value, end of period                                $10.880     $11.020      $10.950     $10.390      $10.360
                                                              =======     =======      =======     =======      =======

Total return(1)                                                 2.22%       4.46%        9.43%       4.66%       (2.27%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $7,614      $7,677       $7,506      $4,990       $5,022
Ratio of expenses to average net assets                         1.70%       1.70%        1.82%       1.75%        1.77%
Ratio of net investment income to average net assets            3.47%       3.73%        3.78%       4.27%        3.94%
Portfolio turnover                                               109%        136%         113%        117%          48%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding
throughout each period were as follows:
-----------------------------------------------------------------------------------------------------------------------
                                                                       Delaware Tax-Free Insured Fund Class C
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              8/31/03     8/31/02      8/31/01     8/31/00      8/31/99
Net asset value, beginning of period                          $11.020     $10.950      $10.390     $10.360      $11.150

Income (loss) from investment operations:
Net investment income                                           0.386       0.403        0.399       0.432        0.430
Net realized and unrealized gain (loss) on investments         (0.140)      0.070        0.560       0.030       (0.667)
                                                              -------     -------      -------     -------      -------
Total from investment operations                                0.246       0.473        0.959       0.462       (0.237)
                                                              -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                          (0.386)     (0.403)      (0.399)     (0.432)      (0.430)
Net realized gain on investments                                   --          --           --          --       (0.123)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.386)     (0.403)      (0.399)     (0.432)      (0.553)
                                                              -------     -------      -------     -------      -------

Net asset value, end of period                                $10.880     $11.020      $10.950     $10.390      $10.360
                                                              =======     =======      =======     =======      =======

Total return(1)                                                 2.22%       4.46%        9.42%       4.66%       (2.27%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $1,448      $1,488       $1,588        $813       $1,502
Ratio of expenses to average net assets                         1.70%       1.70%        1.82%       1.75%        1.77%
Ratio of net investment income to average net assets            3.47%       3.73%        3.78%       4.27%        3.94%
Portfolio turnover                                               109%        136%         113%        117%          48%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding
throughout each period were as follows:
-----------------------------------------------------------------------------------------------------------------------
                                                                  Delaware Tax-Free USA Intermediate Fund Class A
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              8/31/03     8/31/02      8/31/01     8/31/00      8/31/99
Net asset value, beginning of period                          $11.020     $10.890      $10.360     $10.270      $10.710

Income (loss) from investment operations:
Net investment income                                           0.435       0.462        0.480       0.474        0.478
Net realized and unrealized gain (loss) on investments         (0.010)      0.130        0.530       0.090       (0.440)
                                                              -------     -------      -------     -------      -------
Total from investment operations                                0.425       0.592        1.010       0.564        0.038
                                                              -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                          (0.435)     (0.462)      (0.480)     (0.474)      (0.478)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.435)     (0.462)      (0.480)     (0.474)      (0.478)
                                                              -------     -------      -------     -------      -------

Net asset value, end of period                                $11.010     $11.020      $10.890     $10.360      $10.270
                                                              =======     =======      =======     =======      =======

Total return(1)                                                 3.89%       5.63%       10.01%       5.69%        0.29%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $51,479     $26,075      $19,471     $20,646      $25,186
Ratio of expenses to average net assets                         0.80%       0.80%        0.80%       0.80%        0.79%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      1.15%       0.94%        1.06%       0.95%        0.96%
Ratio of net investment income to average net assets            3.85%       4.28%        4.55%       4.65%        4.47%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      3.50%       4.14%        4.29%       4.50%        4.25%
Portfolio turnover                                               130%        195%         231%        199%         109%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding
throughout each period were as follows:
-----------------------------------------------------------------------------------------------------------------------
                                                                  Delaware Tax-Free USA Intermediate Fund Class B
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              8/31/03     8/31/02      8/31/01     8/31/00      8/31/99
Net asset value, beginning of period                          $11.020     $10.890      $10.360     $10.270      $10.710

Income (loss) from investment operations:
Net investment income                                           0.340       0.371        0.391       0.388        0.387
Net realized and unrealized gain (loss) on investments         (0.010)      0.130        0.530       0.090       (0.440)
                                                              -------     -------      -------     -------      -------
Total from investment operations                                0.330       0.501        0.921       0.478       (0.053)
                                                              -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                          (0.340)     (0.371)      (0.391)     (0.388)      (0.387)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.340)     (0.371)      (0.391)     (0.388)      (0.387)
                                                              -------     -------      -------     -------      -------

Net asset value, end of period                                $11.010     $11.020      $10.890     $10.360      $10.270
                                                              =======     =======      =======     =======      =======

Total return(1)                                                 3.02%       4.74%        9.08%       4.80%       (0.56%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $4,538      $3,384       $2,366      $1,751       $2,195
Ratio of expenses to average net assets                         1.65%       1.65%        1.65%       1.65%        1.64%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      1.87%       1.79%        1.91%       1.80%        1.81%
Ratio of net investment income to average net assets            3.00%       3.43%        3.70%       3.80%        3.62%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      2.78%       3.29%        3.44%       3.65%        3.40%
Portfolio turnover                                               130%        195%         231%        199%         109%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
  HIGHTLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding
throughout each period were as follows:
-----------------------------------------------------------------------------------------------------------------------
                                                                   Delaware Tax-Free USA Intermediate Fund Class C
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              8/31/03     8/31/02      8/31/01     8/31/00      8/31/99
Net asset value, beginning of period                          $11.020     $10.890      $10.360     $10.270      $10.710

Income (loss) from investment operations:
Net investment income                                           0.340       0.371        0.391       0.388        0.387
Net realized and unrealized gain (loss) on investments         (0.010)      0.130        0.530       0.090       (0.440)
                                                              -------     -------      -------     -------      -------
Total from investment operations                                0.330       0.501        0.921       0.478       (0.053)
                                                              -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                          (0.340)     (0.371)      (0.391)     (0.388)      (0.387)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.340)     (0.371)      (0.391)     (0.388)      (0.387)
                                                              -------     -------      -------     -------      -------

Net asset value, end of period                                $11.010     $11.020      $10.890     $10.360      $10.270
                                                              =======     =======      =======     =======      =======

Total return(1)                                                 3.02%       4.74%        9.08%       4.80%       (0.56%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $10,542      $7,291       $3,602      $2,441       $3,310
Ratio of expenses to average net assets                         1.65%       1.65%        1.65%       1.65%        1.64%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      1.87%       1.79%        1.91%       1.80%        1.81%
Ratio of net investment income to average net assets            3.00%       3.43%        3.70%       3.80%        3.62%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      2.78%       3.29%        3.44%       3.65%        3.40%
Portfolio turnover                                               130%        195%         231%        199%         109%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the exp ense limitation not been in effect.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding
throughout each period were as follows:
-----------------------------------------------------------------------------------------------------------------------
                                                              Delaware National High-Yield Municipal Bond Fund Class A
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              8/31/03    8/31/02(2)    8/31/01     8/31/00      8/31/99
Net asset value, beginning of period                           $9.950     $10.240       $9.950     $10.340      $10.800

Income (loss) from investment operations:
Net investment income                                           0.522       0.542        0.556       0.564        0.557
Net realized and unrealized gain (loss) on investments         (0.219)     (0.290)       0.293      (0.393)      (0.435)
                                                              -------     -------      -------     -------      -------
Total from investment operations                                0.303       0.252        0.849       0.171        0.122
                                                              -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                          (0.523)     (0.542)      (0.559)     (0.561)      (0.557)
Net realized gain on investments                                   --          --           --          --       (0.025)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.523)     (0.542)      (0.559)     (0.561)      (0.582)
                                                              -------     -------      -------     -------      -------

Net asset value, end of period                                 $9.730      $9.950      $10.240      $9.950      $10.340
                                                              =======     =======      =======     =======      =======

Total return(1)                                                 3.13%       2.59%        8.81%       1.85%        1.08%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $59,829     $64,259      $76,018     $78,207      $86,013
Ratio of expenses to average net assets                         0.99%       0.96%        0.97%       1.00%        1.00%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      1.05%       1.04%        0.97%       1.21%        1.22%
Ratio of net investment income to average net assets            5.30%       5.42%        5.55%       5.71%        5.18%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      5.24%       5.34%        5.55%       5.50%        4.96%
Portfolio turnover                                                64%         53%          49%         61%          33%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

(2) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of less than $0.001, a decrease in net realized and unrealized gain (loss) per share of less than $0.001, and an increase in the ratio of net investment income to average net assets of less than 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding
throughout each period were as follows:
-----------------------------------------------------------------------------------------------------------------------
                                                              Delaware National High-Yield Municipal Bond Fund Class B
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              8/31/03    8/31/02(2)    8/31/01     8/31/00      8/31/99
Net asset value, beginning of period                           $9.980     $10.260       $9.980     $10.360      $10.820

Income (loss) from investment operations:
Net investment income                                           0.448       0.467        0.480       0.491        0.476
Net realized and unrealized gain (loss) on investments         (0.219)     (0.281)       0.284      (0.384)      (0.435)
                                                              -------     -------      -------     -------      -------
Total from investment operations                                0.229       0.186        0.764       0.107        0.041
                                                              -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                          (0.449)     (0.466)      (0.484)     (0.487)      (0.476)
Net realized gain on investments                                   --          --           --          --       (0.025)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.449)     (0.466)      (0.484)     (0.487)      (0.501)
                                                              -------     -------      -------     -------      -------

Net asset value, end of period                                 $9.760      $9.980      $10.260      $9.980      $10.360
                                                              =======     =======      =======     =======      =======

Total return(1)                                                 2.36%       1.91%        7.88%       1.10%        0.42%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $16,499     $20,021      $20,277     $18,374      $21,423
Ratio of expenses to average net assets                         1.74%       1.71%        1.72%       1.75%        1.75%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      1.80%       1.79%        1.72%       1.96%        1.97%
Ratio of net investment income to average net assets            4.55%       4.67%        4.80%       4.96%        4.43%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      4.49%       4.59%        4.80%       4.75%        4.21%
Portfolio turnover                                                64%         53%          49%         61%          33%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

(2) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of less than $0.001, a decrease in net realized and unrealized gain (loss) per share of less than $0.001, and an increase in the ratio of net investment income to average net assets of less than 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding
throughout each period were as follows:
-----------------------------------------------------------------------------------------------------------------------
                                                              Delaware National High-Yield Municipal Bond Fund Class C
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              8/31/03    8/31/02(2)    8/31/01     8/31/00      8/31/99
Net asset value, beginning of period                           $9.990     $10.270       $9.990     $10.370      $10.830

Income (loss) from investment operations:
Net investment income                                           0.448       0.467        0.480       0.492        0.476
Net realized and unrealized gain (loss) on investments         (0.219)     (0.281)       0.284      (0.386)      (0.435)
                                                              -------     -------      -------     -------      -------
Total from investment operations                                0.229       0.186        0.764       0.106        0.041
                                                              -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                          (0.449)     (0.466)      (0.484)     (0.486)      (0.476)
Net realized gain on investments                                   --          --           --          --       (0.025)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.449)     (0.466)      (0.484)     (0.486)      (0.501)
                                                              -------     -------      -------     -------      -------

Net asset value, end of period                                 $9.770      $9.990      $10.270      $9.990      $10.370
                                                              =======     =======      =======     =======      =======

Total return(1)                                                 2.35%       1.92%        7.98%       1.08%        0.32%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $5,318      $6,405       $7,187      $8,770      $10,267
Ratio of expenses to average net assets                         1.74%       1.71%        1.72%       1.75%        1.75%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      1.80%       1.79%        1.72%       1.96%        1.97%
Ratio of net investment income to average net assets            4.55%       4.67%        4.80%       4.96%        4.43%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      4.49%       4.59%        4.80%       4.75%        4.21%
Portfolio turnover                                                64%         53%          49%         61%          33%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

(2) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of less than $0.001, a decrease in net realized and unrealized gain (loss) per share of less than $0.001, and an increase in the ratio of net investment income to average net assets of less than 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Notes                                           Delaware National Tax-Free Funds
  TO FINANCIAL STATEMENTS                       August 31, 2003


Delaware Group Tax-Free Fund (the "Trust") is organized as a Delaware business trust and offers three series: Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund, and Delaware Tax-Free USA Intermediate Fund. Voyageur Mutual Funds is organized as a Delaware business trust and offers six series: Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, and Delaware Tax-Free New York Fund. These financial statements and the related notes pertain to Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund, Delaware Tax-Free USA Intermediate Fund and Delaware National High-Yield Municipal Bond Fund (each referred to as a "Fund" or, collectively, as the "Funds"). The above Trusts are open-end investment companies. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended. The Funds offer Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.50% for Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund and Delaware National High-Yield Municipal Bond Fund, and up to 2.75% for Delaware Tax-Free USA Intermediate Fund. Prior to November 18, 2002, Class A shares were sold with a front-end sales charge of up to 3.75% for Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund and Delaware National High-Yield Municipal Bond Fund. Class B shares of the Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund, and Delaware National High-Yield Municipal Bond Fund, are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class B shares of Delaware Tax-Free USA Intermediate Fund are sold with a contingent deferred sales charge that declines from 2% to zero depending upon the time the shares are held. Class B shares of Delaware Tax-Free USA Intermediate Fund will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first twelve months.

The investment objective of Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund and Delaware Tax-Free USA Intermediate Fund is to seek as high a level of current interest income exempt from federal income tax as is available from municipal obligations as is consistent with prudent investment management and preservation of capital.

The investment objective of Delaware National High-Yield Municipal Bond Fund is to seek a high level of current income exempt from federal income tax primarily through investment in medium- and lower-grade municipal obligations.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Funds.

Security Valuation - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund's Board of Trustees.

Federal Income Taxes - Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting - Investment income and common expenses are allocated to the classes of the Funds on the basis of "settled shares" of each class in relation to the net assets of the Funds. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Each Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

Notes                                           Delaware National Tax-Free Funds
  TO FINANCIAL STATEMENTS (CONTINUED)


1. Significant Accounting Policies (continued)
Certain expenses of the Funds are paid through commission arrangements with brokers. These transactions are done subject to best execution. In addition, the Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangements are included in their respective expense captions on the Statements of Operations with the corresponding expense offset shown as "expenses paid indirectly". The amount of these expenses for the year ended August 31, 2003 were as follows:

                                         Delaware Tax-Free    Delaware Tax-Free    Delaware Tax-Free    Delaware National High-Yield
                                             USA Fund            Insured Fund    USA Intermediate Fund       Municipal Bond Fund
                                         -----------------    -----------------  ---------------------  ----------------------------
  Commission reimbursements                   $12,566              $ 1,677               $1,128                     $2,084
  Earnings credits                             13,812                1,970                1,509                      3,260

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee based on each Fund's average daily net assets as follows:

                                         Delaware Tax-Free    Delaware Tax-Free    Delaware Tax-Free    Delaware National High-Yield
                                             USA Fund            Insured Fund    USA Intermediate Fund       Municipal Bond Fund
                                         -----------------    -----------------  ---------------------  ----------------------------
  On the first $500 million                   0.550%               0.500%                0.500%                     0.550%
  On the next $500 million                    0.500%               0.475%                0.475%                     0.500%
  On the next $1.5 billion                    0.450%               0.450%                0.450%                     0.450%
  In excess of $2.5 billion                   0.425%               0.425%                0.425%                     0.425%

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees and extraordinary expenses, do not exceed specified percentages of average daily net assets through October 31, 2004 as shown below.

                                       Delaware Tax-Free    Delaware Tax-Free    Delaware Tax-Free    Delaware National High-Yield
                                           USA Fund            Insured Fund    USA Intermediate Fund       Municipal Bond Fund
                                       -----------------    -----------------  ---------------------  ----------------------------
  The operating expense limitation
    as a percentage of average daily
    net assets (per annum)                   0.65%                0.75%                0.65%                      0.75%

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. Each Fund pays DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services. Prior to June 1, 2003, the monthly fee for dividend disbursing and transfer agent services was based on the number of shareholder accounts and shareholder transactions.

Pursuant to a distribution agreement and distribution plan, the Funds pay Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares for Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund, and Delaware Tax-Free USA Intermediate Fund, 0.25% of the average daily net assets of the Class A shares for the Delaware National High-Yield Municipal Bond Fund, and 1.00% of the average daily net assets of the Class B and C shares for all Funds. DDLP has contracted to waive distribution fees through August 31, 2004 in order to prevent distribution fees of Class A from exceeding 0.15% of the average daily net assets for the Delaware Tax-Free USA Intermediate Fund.

At August 31, 2003, the Funds had liabilities payable to affiliates as follows:

                                       Delaware Tax-Free    Delaware Tax-Free    Delaware Tax-Free    Delaware National High-Yield
                                           USA Fund            Insured Fund    USA Intermediate Fund       Municipal Bond Fund
                                       -----------------    -----------------  ---------------------  ----------------------------
  Investment management fee
    payable to DMC                         $50,122               $8,516               $7,973                    $21,831
  Dividend disbursing, transfer agent
    fees, accounting and other
    expenses payable to DSC                 24,769                2,291               13,217                      9,406
  Other expenses payable to
    DMC and affiliates                      53,775                7,868                7,446                     12,700

For the year ended August 31, 2003, DDLP earned commissions on sales of Class A shares for each Fund as follows:

                                       Delaware Tax-Free    Delaware Tax-Free    Delaware Tax-Free    Delaware National High-Yield
                                           USA Fund            Insured Fund    USA Intermediate Fund       Municipal Bond Fund
                                       -----------------    -----------------  ---------------------  ----------------------------
                                            $39,433              $13,730              $16,553                     $7,290

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trusts. These officers and trustees are paid no compensation by the Funds.

Notes                                           Delaware National Tax-Free Funds
  TO FINANCIAL STATEMENTS (CONTINUED)


3. Investments
For the year ended August 31, 2003, the Funds made purchases and sales of investment securities other than short-term investments as follows:

                                           Delaware Tax-Free  Delaware Tax-Free    Delaware Tax-Free    Delaware National High-Yield
                                               USA Fund          Insured Fund    USA Intermediate Fund       Municipal Bond Fund
                                           -----------------  -----------------  ---------------------  ----------------------------
  Purchases                                  $488,905,245         $74,465,029          $86,520,816                $55,010,574
  Sales                                       518,517,703          76,283,388           58,375,415                 58,965,215

At August 31, 2003, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund was as follows:

                                           Delaware Tax-Free  Delaware Tax-Free    Delaware Tax-Free    Delaware National High-Yield
                                               USA Fund          Insured Fund    USA Intermediate Fund       Municipal Bond Fund
                                           -----------------  -----------------  ---------------------  ----------------------------
  Cost of investments                       $ 472,376,739       $  61,286,136        $  61,917,587              $  82,875,220
                                            -------------       -------------        -------------              -------------
  Aggregate unrealized appreciation         $  21,878,042       $   3,433,117        $   1,353,049              $   2,169,040
  Aggregate unrealized depreciation            (7,232,955)           (258,243)            (198,130)                (3,309,142)
                                            -------------       -------------        -------------              -------------
Net unrealized appreciation (depreciation)  $  14,645,087       $   3,174,874        $   1,154,919              $  (1,140,102)
                                            =============       =============        =============              =============

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended August 31, 2003 and 2002 was as follows:

                                           Delaware Tax-Free  Delaware Tax-Free    Delaware Tax-Free    Delaware National High-Yield
                                               USA Fund          Insured Fund    USA Intermediate Fund       Municipal Bond Fund
                                           -----------------  -----------------  ---------------------  ----------------------------
  Year ended 8/31/03
  ------------------
  Tax-exempt income                           $24,475,837          $2,895,295           $1,706,249                 $4,431,347

  Year ended 8/31/02
  ------------------
  Tax-exempt income                           $26,975,130          $3,067,465           $1,268,191                 $5,013,229

As of August 31, 2003, the components of net assets on a tax basis were as follows:

                                           Delaware Tax-Free  Delaware Tax-Free    Delaware Tax-Free    Delaware National High-Yield
                                               USA Fund          Insured Fund    USA Intermediate Fund       Municipal Bond Fund
                                           -----------------  -----------------  ---------------------  ----------------------------
  Shares of beneficial interest             $ 494,012,164       $  64,192,099        $  65,990,369              $  88,779,980
  Undistributed tax-exempt income                 (12,071)             (1,520)                  --                     (4,104)
  Capital loss carryforwards                  (11,100,556)           (501,008)            (585,887)                (4,876,774)
  Post-October losses                             (67,256)           (171,994)                  --                 (1,112,711)
  Unrealized appreciation
    (depreciation) of investments              14,645,087           3,174,874            1,154,919                 (1,140,102)
                                            -------------       -------------        -------------              -------------
Net assets                                  $ 497,477,368       $  66,692,451        $  66,559,401              $  81,646,289
                                            =============       =============        =============              =============

For federal income tax purposes, each Fund had accumulated capital losses as of August 31, 2003, which may be carried forward and applied against future capital gains. Such capital loss carryforwards amounts will expire as follows:

                                           Delaware Tax-Free  Delaware Tax-Free    Delaware Tax-Free    Delaware National High-Yield
                                               USA Fund          Insured Fund    USA Intermediate Fund       Municipal Bond Fund
                                           -----------------  -----------------  ---------------------  ----------------------------
  2008                                        $11,100,238            $501,008             $295,023                 $  782,666
  2009                                                318                  --                   --                  3,025,716
  2010                                                 --                  --                   --                     70,671
  2011                                                 --                  --              290,864                    997,721
                                              -----------            --------             --------                 ----------
Total                                         $11,100,556            $501,008             $585,887                 $4,876,774
                                              ===========            ========             ========                 ==========

Post-October losses represent losses realized on investment transactions from November 1, 2002 through August 31, 2003 that, in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

Notes                                           Delaware National Tax-Free Funds
  TO FINANCIAL STATEMENTS (CONTINUED)


5. Capital Shares
Transactions in capital shares were as follows:

                                                                           Delaware Tax-Free              Delaware Tax-Free
                                                                                USA Fund                     Insured Fund
                                                                      --------------------------      --------------------------
                                                                               Year Ended                      Year Ended
                                                                         8/31/03         8/31/02         8/31/03         8/31/02
Shares sold:
  Class A                                                              2,205,659       2,046,344         730,539         328,620
  Class B                                                                151,949         284,806         154,828         140,707
  Class C                                                                 76,265          89,824          45,229          20,213

Shares issued from merger:
  Class A                                                                     --       1,780,758              --              --
  Class B                                                                     --          94,555              --              --
  Class C                                                                     --          31,085              --              --

Shares issued upon reinvestment of dividends and distributions:
  Class A                                                              1,096,565       1,215,969         133,254         142,573
  Class B                                                                 64,211          77,592          14,671          15,783
  Class C                                                                 15,731          17,992           2,159           2,723
                                                                      ----------      ----------      ----------      ----------
                                                                       3,610,380       5,638,925       1,080,680         650,619
                                                                      ----------      ----------      ----------      ----------
Shares repurchased:
  Class A                                                             (5,987,662)     (4,888,259)     (1,041,433)       (693,858)
  Class B                                                               (756,095)       (611,236)       (165,843)       (145,641)
  Class C                                                               (128,993)       (179,402)        (49,165)        (33,068)
                                                                      ----------      ----------      ----------      ----------
                                                                      (6,872,750)     (5,678,897)     (1,256,441)       (872,567)
                                                                      ----------      ----------      ----------      ----------
Net decrease                                                          (3,262,370)        (39,972)       (175,761)       (221,948)
                                                                      ==========      ==========      ==========      ==========

                                                                          Delaware Tax-Free         Delaware National High-Yield
                                                                        USA Intermediate Fund            Municipal Bond Fund
                                                                      --------------------------    ----------------------------
                                                                               Year Ended                     Year Ended
                                                                         8/31/03         8/31/02         8/31/03         8/31/02
Shares sold:
  Class A                                                              3,185,915       1,141,612         526,041         407,341
  Class B                                                                202,146         181,935          86,051         215,936
  Class C                                                                555,499         432,654          61,624         132,443

Shares issued upon reinvestment of dividends and
  distributions:
  Class A                                                                 79,702          59,419         169,468         194,745
  Class B                                                                  6,901           5,170          38,504          44,199
  Class C                                                                 11,740           8,716          16,676          19,660
                                                                      ----------      ----------      ----------      ----------
                                                                       4,041,903       1,829,506         898,364       1,014,324
                                                                      ----------      ----------      ----------      ----------
Shares repurchased:
  Class A                                                               (956,446)       (622,703)     (1,005,306)     (1,572,078)
  Class B                                                               (104,005)        (97,299)       (439,234)       (229,990)
  Class C                                                               (271,408)       (110,475)       (175,175)       (210,613)
                                                                      ----------      ----------      ----------      ----------
                                                                      (1,331,859)       (830,477)     (1,619,715)     (2,012,681)
                                                                      ----------      ----------      ----------      ----------
Net increase (decrease)                                                2,710,044         999,029        (721,351)       (998,357)
                                                                      ==========      ==========      ==========      ==========

Notes                                           Delaware National Tax-Free Funds
  TO FINANCIAL STATEMENTS (CONTINUED)


5. Capital Shares (continued)
For the years ended August 31, 2003 and 2002, the following shares were converted from Class B to Class A shares. The respective amounts are included in Class B redemptions and Class A subscriptions in the tables below and the Statements of Changes in Net Assets as follows:

                                                            Year Ended                                    Year Ended
                                                              8/31/03                                       8/31/02
                                                -------------------------------------        ----------------------------------
                                                Class B       Class A                        Class B        Class A
                                                shares        shares         Amount          shares         shares      Amount
                                                -------       -------      ----------        --------       -------    --------
  Delaware Tax-Free USA Fund                    271,987       271,987      $3,117,043          42,511        42,511    $473,146
  Delaware Tax-Free Insured Fund                 29,043        29,043         327,187           9,576         9,576     103,996
  Delaware Tax-Free USA Intermediate Fund        30,412        30,412         341,657           6,344         6,344      67,438

6. Fund Merger
Effective October 8, 2001, Delaware Tax-Free USA Fund acquired all of the assets and assumed all of the liabilities of Delaware Tax-Free North Dakota Fund, pursuant to the Agreement and Plan of Reorganization dated October 5, 2001 and approved by Delaware Tax-Free North Dakota Fund shareholders on August 30, 2001. The shareholders of Delaware Tax-Free North Dakota Fund received shares of Delaware Tax-Free USA Fund equal to the aggregate net asset value of their shares in Delaware Tax-Free North Dakota Fund prior to the Reorganization based on the net asset value per share of the respective classes of Delaware Tax-Free USA Fund.

The Reorganization was treated as a non-taxable event and accordingly Delaware Tax-Free USA Fund's basis in the securities acquired reflected the historical cost basis as of the date of transfer. The net assets, net unrealized appreciation and accumulated net realized losses of Delaware Tax-Free North Dakota Fund as of October 8, 2001 were:

   Net Assets       Net Unrealized Appreciation  Accumulated Net Realized Losses
  ------------      ---------------------------  -------------------------------
  $21,384,673                 $507,331                       $(44,073)

The net assets of Delaware Tax-Free USA Fund prior to the Reorganizations were $531,821,420.

7. Line of Credit
The Funds, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding as of August 31, 2003 or at any time during the year.

 8. Credit and Market Risk
The Funds concentrate their investments in securities issued by municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statements of Net Assets.

Delaware National High-Yield Municipal Bond Fund invests in high-yield fixed income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

9. Tax Information (Unaudited)
The information set forth below is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended August 31, 2003, each Fund designates distributions paid during the year as follows:

                                                               (A)              (B)
                                                            Long-Term         Ordinary            (C)
                                                          Capital Gains        Income          Tax-Exempt          Total
                                                          Distributions     Distributions    Distributions     Distributions
                                                           (Tax Basis)      (Tax Basis)       (Tax Basis)        (Tax Basis)
                                                          -------------     -------------    -------------     -------------
Delaware Tax-Free USA Fund                                     --               --               100%               100%
Delaware Tax-Free Insured Fund                                 --               --               100%               100%
Delaware Tax-Free USA Intermediate Fund                        --               --               100%               100%
Delaware National High-Yield Municipal Bond Fund               --               --               100%               100%

(A), (B) and (C) are based on a percentage of each Fund's total distributions.

Report
  OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees
Delaware Group Tax-Free Fund
Voyageur Mutual Funds -- Delaware National High-Yield
Municipal Bond Fund

We have audited the accompanying statements of net assets of Delaware Group Tax-Free Fund (comprised of Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund, and Delaware Tax-Free USA Intermediate Fund) and Delaware National High-Yield Municipal Bond Fund (collectively, the "Funds") and the statement of assets and liabilities of Delaware Tax-Free USA Intermediate Fund as of August 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above listed Funds at August 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.



Ernst & Young LLP


Philadelphia, Pennsylvania
October 3, 2003

Delaware Investments Family of Funds
  BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.



                                                                                                   Number of           Other
                                                                                               Portfolios in Fund   Directorships
                                                                             Principal          Complex Overseen      Held by
   Name,                      Position(s)                                   Occupation(s)          by Trustee/        Trustee/
  Address                      Held with          Length of Time               During             Director or        Director or
and Birthdate                   Fund(s)               Served                Past 5 Years            Officer           Officer
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

   Jude T. Driscoll(2)         Chairman and          3 Years -           Since August 2000,            83               None
   2005 Market Street            Trustee(4)      Executive Officer   Mr. Driscoll has served in
    Philadelphia, PA                                                various executive capacities
       19103                                       Trustee since        at different times at
                                                   May 15, 2003        Delaware Investments(1)
   March 10, 1963
                                                                       Senior Vice President and
                                                                   Director of Fixed-Income Process -
                                                                       Conseco Capital Management
                                                                       (June 1998 - August 2000)

                                                                          Managing Director -
                                                                     NationsBanc Capital Markets
                                                                     (February 1996 - June 1998)
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

   Walter P. Babich              Trustee              15 Years             Board Chairman -            101             None
   2005 Market Street                                                   Citadel Construction
   Philadelphia, PA                                                  Corporation (1989 - Present)
        19103

   October 1, 1927


   John H. Durham                Trustee             24 Years(3)           Private Investor            101       Trustee - Abington
  2005 Market Street                                                                                              Memorial Hospital
  Philadelphia, PA
       19103

   August 7, 1937                                                                                               President/Director -
                                                                                                                 22 WR Corporation


   John A. Fry                   Trustee(4)           2 Years                 President -               83             None
 2005 Market Street                                                    Franklin & Marshall College
 Philadelphia, PA                                                        (June 2002 - Present)
      19103
                                                                        Executive Vice President -
                                                                        University of Pennsylvania
   May 28, 1960                                                          (April 1995 - June 2002)


   Anthony D. Knerr              Trustee              10 Years       Founder/Managing Director -       101             None
  2005 Market Street                                                 Anthony Knerr & Associates
   Philadelphia, PA                                                    (Strategic Consulting)
        19103                                                             (1990 - Present)

   December 7,1938

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years       by Trustee/Director  Trustee/Officer
                                                                                                   or Officer         or Officer
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

     Ann R. Leven                Trustee              14 Years     Treasurer/Chief Fiscal Officer -      101       Director - Andy
   2005 Market Street                                                   National Gallery of Art                   Warhol Foundation
   Philadelphia, PA                                                         (1994 - 1999)
        19103                                                                                                         Director -
                                                                                                                    Systemax, Inc.

   November 1, 1940


   Thomas F. Madison             Trustee              9 Years               President/Chief              101         Director -
   2005 Market Street                                                     Executive Officer -                   CenterPoint Energy
   Philadelphia, PA                                                        MLM Partners, Inc.
        19103                                                          (Small Business Investing                 Director - Digital
                                                                            and Consulting)                         River Inc.
                                                                        (January 1993 - Present)
   February 25, 1936                                                                                             Director - Rimage
                                                                                                                   Corporation

                                                                                                                 Director - Valmont
                                                                                                                   Industries, Inc.


   Janet L. Yeomans              Trustee              4 Years           Vice President/Mergers &         101           None
   2005 Market Street                                                 Acquisitions - 3M Corporation
   Philadelphia, PA                                                     (January 2003 - Present)
        19103
                                                                          Ms. Yeomans has held
   July 31, 1948                                                           various management
                                                                       positions at 3M Corporation
                                                                               since 1983.
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS

    Joseph H. Hastings   Executive Vice President    Executive Vice        Mr. Hastings has served in    101           None
    205 Market Street      and Chief Financial     President and Chief    various executive capacities
    Philadelphia, PA             Officer         Financial Officer since     at different times at
         19103                                      August 21, 2003          Delaware Investments.

   December 19, 1949

   Richelle S. Maestro  Executive Vice President,    General Counsel       Ms. Maestro has served in     101           None
   2005 Market Street     Chief Legal Officer      Since March 17, 2003   various executive capacities
    Philadelphia, PA         and Secretary                                   at different times at
       19103                                                                  Delaware Investments.

   November 26, 1957

   Michael P. Bishof      Senior Vice President       7 Years          Mr. Bishof has served in          101           None
   2005 Market Street         and Treasurer                          various executive capacities
    Philadelphia, PA                                                     at different times at
       19103                                                             Delaware Investments.

   August 18, 1962

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.

(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager and distributor.

(3)  Mr. Durham served as a Director Emeritus from 1995 through 1998.

(4) Mr. Driscoll and Mr. Fry are not Trustees of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

This annual report is for the information of Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund, Delaware Tax-Free USA Intermediate Fund, and Delaware National High-Yield Municipal Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund, Delaware Tax-Free USA Intermediate Fund, and Delaware National High-Yield Municipal Bond Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Funds. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Funds will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                                Affiliated Officers                       Contact Information

Jude T. Driscoll*                                Joseph H. Hastings                        Investment Manager
Chairman                                         Executive Vice President and              Delaware Management Company
Delaware Investments Family of Funds             Chief Financial Officer                   Philadelphia, PA
Philadelphia, PA                                 Delaware Investments Family of Funds
                                                 Philadelphia, PA                          International Affiliate
Walter P. Babich                                                                           Delaware International Advisers Ltd.
Board Chairman                                   Richelle S. Maestro                       London, England
Citadel Construction Corporation                 Senior Vice President,
King of Prussia, PA                              Chief Legal Officer and Secretary         National Distributor
                                                 Delaware Investments Family of Funds      Delaware Distributors, L.P.
John H. Durham                                   Philadelphia, PA                          Philadelphia, PA
Private Investor
Gwynedd Valley, PA                               Michael P. Bishof                         Shareholder Servicing, Dividend
                                                 Senior Vice President and Treasurer       Disbursing and Transfer Agent
John A. Fry*                                     Delaware Investments Family of Funds      Delaware Service Company, Inc.
President                                        Philadelphia, PA                          2005 Market Street
Franklin & Marshall College                                                                Philadelphia, PA 19103-7094
Lancaster, PA
                                                                                           For Shareholders
Anthony D. Knerr                                                                           800 523-1918
Managing Director
Anthony Knerr & Associates                                                                 For Securities Dealers and Financial
New York, NY                                                                               Institutions Representatives Only
                                                                                           800 362-7500
Ann R. Leven
Former Treasurer/Chief Fiscal Officer                                                      Web site
National Gallery of Art                                                                    www.delawareinvestments.com
Washington, DC

Thomas F. Madison                                          ---------------------------------------------------------------------
President and Chief Executive Officer
MLM Partners, Inc.                                         A description of the policies and procedures that the Fund uses to
Minneapolis, MN                                            determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling
Janet L. Yeomans                                           800-523-1918; (ii) on the Fund's website at
Vice President/Mergers & Acquisitions                      http://www.delawareinvestments.com; and (iii) on the Commission's
3M Corporation                                             website at http://www.sec.gov.; and beginning no later than August 31,
St. Paul, MN                                               2004, information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) through the
                                                           Fund's website at http://www.delawareinvestments.com; and (ii) on the
*Mr. Driscoll and Mr. Fry are not trustees of the          Commission's website at http://www.sec.gov.
 Delaware National High-Yield Municipal Bond Fund.
                                                           ---------------------------------------------------------------------



(8226)                                                                                                          Printed in the USA
AR-011 [8/03] IVES 10/03                                                                                        (J9415) EXP: 10/04

Item 2.  Code of Ethics

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant's Code of Business Ethics has been posted on Delaware Investments' internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3.  Audit Committee Financial Expert

         The registrant's Board of Trustees/Directors has determined that each member of the registrant's Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an "audit committee financial expert" is a person who has the following attributes:

         a. An understanding of generally accepted accounting principles and financial statements;

         b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

         c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

         d. An understanding of internal controls and procedures for financial reporting; and

         e. An understanding of audit committee functions.

An "audit committee financial expert" shall have acquired such attributes through:

         a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

         b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

         c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

         d. Other relevant experience.

         The registrant's Board of Trustees/Directors has also determined that each member of the registrant's Audit Committee is independent. In order to be "independent" for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an "interested person" of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

         The names of the audit committee financial experts on the registrant's Audit Committee are set forth below:

         Ann R. Leven
         Thomas F. Madison
         Janet L. Yeomans(1)

Item 4.  Principal Accountant Fees and Services

         Required only for fiscal years ending after December 15, 2003.

         Not applicable.

Item 5.  Audit Committee of Listed Registrants

         Not applicable.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

        Not applicable.

-----------------------
(1) The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on "other relevant experience." The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

Item 8.  [Reserved]

Item 9.  Controls and Procedures

         The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

         There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10. Exhibits

(a) (1) Code of Ethics

        Not applicable.

    (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.


Name of Registrant:

JUDE T. DRISCOLL
----------------
By: Jude T. Driscoll
    ----------------
Title:   Chairman
Date:    October 30, 2003
         ---------------------------

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


JUDE T. DRISCOLL
----------------
By: Jude T. Driscoll
   -----------------
Title:   Chairman
Date:    October 30, 2003
         ---------------------------


JOSEPH H. HASTINGS
------------------
By:      Joseph H. Hastings
         ---------------------------
Title:   Chief Financial Officer
Date:    October 30, 2003
         ---------------------------